UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22603

Name of Fund:	BlackRock Municipal 2030 Target Term Trust (BTT)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal 2030
Target Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2022

Date of reporting period: 01/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock California Municipal Income Trust (BFZ)

BlackRock Municipal 2030 Target Term Trust (BTT)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock California Municipal Income Trust’s (BFZ) and BlackRock New York Municipal Income Trust’s (BNY) (collectively the “Trusts”, or individually a “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

January 31, 2022

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BFZ	$0.258000	$—	$0.073120	$—		$0.331120	78%	—%	22%	—%	100%
BNY	0.320640	—	—	0.021610		0.342250	94	—	—	6	100

(a)

The Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

2	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of January 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, rapid changes in consumer spending led to supply constraints and elevated inflation.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined slightly, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets also gained, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose significantly during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, the improving economy assuaged credit concerns and led to positive returns for high-yield corporate bonds, outpacing the modest negative return of investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”) maintained accommodative monetary policy during the reporting period by keeping near-zero interest rates. However, the Fed’s tone shifted late in the period, as it reduced its bond-buying program and raised the prospect of higher rates in 2022. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy. Sanctions on Russia and general wartime disruption are likely to drive already-high commodity prices even further upwards, and we have already seen spikes in energy and metal markets. While this will exacerbate inflationary pressure, it could also constrain economic growth, making the Fed’s way forward less clear. Its challenge will be combating inflation without stifling a recovery that is now facing additional supply shocks.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	3.44%	23.29%
U.S. small cap equities (Russell 2000® Index)	(8.41)	(1.21)
International equities (MSCI Europe, Australasia, Far East Index)	(3.43)	7.03
Emerging market equities (MSCI Emerging Markets Index)	(4.59)	(7.23)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.04
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(3.87)	(4.43)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(3.17)	(2.97)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.56)	(1.22)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(1.55)	2.05
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

Municipal Market Overview For the Reporting Period Ended January 31, 2022

Municipal Market Conditions

Municipal bonds posted modestly negative total returns during the period amid rising interest rates spurred by strong economic growth and above trend inflation, waning COVID-19 variant fears, and hawkish Fed monetary policy expectations. The asset class benefited from favorable supply and demand dynamics and improved credit fundamentals amid considerable fiscal stimulus and a quicker-than-expected rebound in state and local government revenues. As a result, municipal bonds generated positive excess returns versus duration matched U.S. Treasuries. However, the market faced several bouts of volatility, including temporary valuation-based market corrections in February 2021 and January 2022. Shorter duration and lower credit quality strategies outperformed.

Technical support was helpful as robust demand outpaced supply. During the 12 months ended January 31, 2022, municipal bond funds experienced net inflows totaling $71 billion (based on data from the Investment Company Institute). However, the post-pandemic inflow cycle, which spanned 92-weeks and garnered $149 billion, came to an end late in the period with modest outflows. At the same time, the market absorbed $453 billion in issuance, a small increase from the $448 billion issued during the prior 12-month period. Taxable municipal issuance, which draws a unique buyer base, remained proportionally elevated, helping to make supply more easily digestible.

S&P Municipal Bond Index Total Returns as of January 31, 2022 6 months: (2.56%) 12 months: (1.22%)

A Closer Look at Yields

From January 31, 2021 to January 31, 2022, yields on AAA-rated 30-year municipal bonds increased by 57 basis points (“bps”) from 1.38% to 1.95%, while ten-year rates increased by 83 bps from 0.72% to 1.55% and five-year rates increased by 100 bps from 0.22% to 1.22% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 22 bps, led by 26 bps of flattening between ten- and 30-year maturities.

After maintaining historically tight valuations for most of the reporting period, the most recent market correction has restored value to the asset class and reset municipal-to-Treasury ratios to levels on par with their 5-year averages.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the subsequent re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021. Increased immunity (natural or through vaccinations), the possible weakness of future variants, and new treatments could bring the end of the pandemic closer, leading to a longer-lasting return to more normal economic activity that bodes well for state and local fiscal conditions. Any prolonged inflation in a post-COVID recovery, especially from continued worker shortages, would adversely affect state and local entities. However, wage pressures, less consumer spending and higher interest rates could be offset by increased revenue collections, particularly sales and personal income tax receipts. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain but the additional aid and the re-opening of the economy will continue to support operating results through 2022. Work-from-home policies will continue to be headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration. While credit fundamentals have improved noticeably across the municipal space, BlackRock advocates careful credit selection as the course of economic recovery remains unclear.

The opinions expressed are those of BlackRock as of January 31, 2022 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

M U N I C I P A L M A R K E T O V E R V I E W	5

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Trust Summary as of January 31, 2022	BlackRock California Municipal Income Trust (BFZ)

Investment Objective

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2022 ($13.42)(a)	3.85%
Tax Equivalent Yield(b)	8.39%
Current Monthly Distribution per Common Share(c)	$0.0430
Current Annualized Distribution per Common Share(c)	$0.5160
Leverage as of January 31, 2022(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/22	07/31/21	Change	High	Low
Closing Market Price	$13.42	$15.01	(10.59)%	$15.15	$13.42
Net Asset Value	15.03	16.29	(7.73)	16.32	15.03

Performance

Returns for the period ended January 31, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(5.60)%	(3.55)%	4.47%	4.75%
Trust at Market Price(a)(b)	(8.53)	(2.32)	2.32	3.78
California Customized Reference Benchmark(c)	(3.48)	(2.19)	3.61	N/A
Bloomberg Municipal Bond Index(d)	(3.10)	(1.89)	3.46	3.20
S&P® Municipal Bond Index(e)	(2.56)	(1.22)	3.42	3.29
Lipper California Municipal Debt Funds at NAV(f)	(4.97)	(2.90)	4.37	5.04
Lipper California Municipal Debt Funds at Market Price(f)	(8.40)	(1.57)	3.62	4.64

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The California Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged (90%) and the California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Trust changed its reporting benchmarks from S&P Municipal Bond Index and Lipper California Municipal Debt Funds to Bloomberg Municipal Bond Index and the California Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The California Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

T R U S T S U M M A R Y	7

Trust Summary as of January 31, 2022 (continued)	BlackRock California Municipal Income Trust (BFZ)

The following discussion relates to the Trust’s absolute performance based on NAV:

Fixed-income assets experienced rising yields (and falling prices) during the six-month period. The Fed pivoted to a more hawkish tone on monetary policy as inflation accelerated well beyond its 2% target and labor markets improved toward its mandate of full employment.

The Trust’s positions in longer-duration securities, which were most adversely affected by rising rates, were the largest detractors from performance. (Duration is a measure of interest rate sensitivity.) While all segments of the Trust lost ground in the period, investment-grade bonds generally underperformed high yield debt. At the sector level, workforce housing bonds were the largest detractors from performance as elevated new-issue supply weighed on valuations. The Trust’s use of leverage, while augmenting income, further detracted by amplifying the effect of falling prices.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/22	07/31/21

County/City/Special District/School District	27%	28%
Transportation	14	19
Education	14	13
Utilities	13	15
State	13	12
Health	7	8
Housing	6	2
Tobacco	3	3
Corporate	3	—	(c)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2022	6%
2023	5
2024	3
2025	9
2026	10

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	01/31/22		07/31/21

AAA/Aaa	7%		8%
AA/Aa	66		69
A	13		11
BBB/Baa	1		1
BB/Ba	—	(c)	—	(c)
B	—	(c)	—	(c)
N/R(f)	13		11

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2022 and July 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and less than 1% of the Trust’s total investments.

8	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of January 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT)

Investment Objective

BlackRock Municipal 2030 Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in securities or synthetically through the use of derivatives.

There is no assurance that the Trust will achieve its investment objectives, including its investment objective of returning $25.00 per share.

Trust Information

Symbol on New York Stock Exchange	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Yield on Closing Market Price as of January 31, 2022 ($25.05)(a)	2.99%
Tax Equivalent Yield(b)	5.05%
Current Monthly Distribution per Common Share(c)	$0.0624
Current Annualized Distribution per Common Share(c)	$0.7488
Leverage as of January 31, 2022(d)	35%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	01/31/22	07/31/21	Change	High	Low
Closing Market Price	$25.05	$26.27	(4.64)%	$26.50	$24.58
Net Asset Value	25.77	27.32	(5.67)	27.33	25.77

Performance

Returns for the period ended January 31, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	Since Inception	(a)
Trust at NAV(b)(c)	(4.29)%	(2.25)%	5.98%	4.99%
Trust at Market Price(b)(c)	(3.24)	(0.63)	5.43	4.17
Customized Reference Benchmark(d)	(3.24)	(2.05)	3.81	N/A
Bloomberg Municipal Bond Index(e)	(3.10)	(1.89)	3.46	3.07
S&P® Municipal Bond Index(f)	(2.56)	(1.22)	3.42	3.13
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(g)(h)	(4.43)	(1.18)	4.91	4.73
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(g)(h)	(9.08)	(1.84)	4.56	4.15

(a)	BTT commenced operations on August 30, 2012.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)

The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond 2030 Index (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) 2030 Total Return Index (10%). Effective October 1, 2021, the Trust changed its reporting benchmarks from S&P Municipal Bond Index and Lipper General & Insured Municipal Debt Funds (Leveraged) to Bloomberg Municipal Bond Index and the Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The Customized Reference Benchmark commenced on September 30, 2016.

(e)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(f)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(g)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
(h)	The average annual total returns since inception represents the annualized returns for the period from August 31, 2012 to January 31, 2022.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

T R U S T S U M M A R Y	9

Trust Summary as of January 31, 2022 (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Fixed-income assets experienced rising yields (and falling prices) during the six-month period. The Fed pivoted to a more hawkish tone on monetary policy as inflation accelerated well beyond its 2% target and labor markets improved toward its mandate of full employment.

All segments of the market were negative during the period. Holdings in the state tax-backed sector detracted the most, since it is the largest sector weighting in the portfolio. Positions in transportation and health care issues detracted, as well. Similarly, the AA and A ratings categories were the Trust’s largest allocations and thus were most significant detractors on an absolute basis. The Trust is primarily focused around eight- to 12-year maturities, which corresponds to its maturity date. This maturity band detracted the most from performance. The Trust’s use of leverage, which magnified the impact of falling prices, also detracted.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/22	07/31/21

Transportation	21%	22%
County/City/Special District/School District	18	18
Health	18	18
State	15	16
Corporate	10	8
Education	7	7
Utilities	6	6
Tobacco	3	3
Housing	2	2
Other	—	—	(c)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2022	14%
2023	9
2024	4
2025	5
2026	14

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	01/31/22		07/31/21

AAA/Aaa	3%		3%
AA/Aa	38		30
A	32		37
BBB/Baa	13		15
BB/Ba	4		4
B	—	(c)	—	(c)
CCC/Caa	—	(c)	—	(c)
N/R(f)	10		11

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2022 and July 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Trust’s total investments.

10	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of January 31, 2022	BlackRock New York Municipal Income Trust (BNY)

Investment Objective

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2022 ($13.32)(a)	5.09%
Tax Equivalent Yield(b)	10.54%
Current Monthly Distribution per Common Share(c)	$0.0565
Current Annualized Distribution per Common Share(c)	$0.6780
Leverage as of January 31, 2022(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.7%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on March 1, 2022, was decreased to $0.0465 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/22	07/31/21	Change	High	Low
Closing Market Price	$13.32	$15.49	(14.01)%	$15.62	$13.31
Net Asset Value	14.21	15.30	(7.12)	15.31	14.21

Performance

Returns for the period ended January 31, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(4.93)%	(2.41)%	4.01%	4.70%
Trust at Market Price(a)(b)	(11.98)	(6.88)	3.20	3.24
New York Customized Reference Benchmark(c)	(3.14)	(1.24)	3.57	N/A
Bloomberg Municipal Bond Index(d)	(3.10)	(1.89)	3.46	3.20
S&P® Municipal Bond Index(e)	(2.56)	(1.22)	3.42	3.29
Lipper New York Municipal Debt Funds at NAV(f)	(4.67)	(1.84)	4.00	4.28
Lipper New York Municipal Debt Funds at Market Price(f)	(9.68)	(1.64)	3.08	3.56

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The New York Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged (90%) and the New York Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Trust changed its reporting benchmarks from S&P Municipal Bond Index and Lipper New York Municipal Debt Funds to Bloomberg Municipal Bond Index and the New York Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The New York Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

T R U S T S U M M A R Y	11

Trust Summary as of January 31, 2022 (continued)	BlackRock New York Municipal Income Trust (BNY)

The following discussion relates to the Trust’s absolute performance based on NAV:

Fixed-income assets experienced rising yields (and falling prices) during the semiannual period. The Fed pivoted to a more hawkish tone on monetary policy as inflation accelerated well beyond its 2% target and labor markets improved toward its mandate of full employment.

Portfolio income, while offsetting the market’s weakness to some extent, was not sufficient to make up for the decline in prices. The Trust was positioned longer on the yield curve, with a heavier weighting in bonds with maturities of 20 years and above. This positioning detracted from performance, since longer-dated bonds lagged due to their higher degree of interest-rate sensitivity. At the sector level, holdings in local tax-backed and transportation issues had the largest adverse impact on performance. The Trust’s use of leverage, while augmenting income, further detracted by amplifying the effect of falling prices.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results.

Cash was slightly elevated at the close of the period due to the investment adviser’s patience in deploying the proceeds from bonds that matured or were called. The cash weighting had a small, positive impact on performance in the environment of rising yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/22	07/31/21

County/City/Special District/School District	23%	22%
Transportation	23	24
Utilities	13	14
State	13	14
Education	12	11
Housing	7	5
Health	4	5
Corporate	3	3
Tobacco	2	2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	10%
2023	13
2024	9
2025	9
2026	6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/22	07/31/21

AAA/Aaa	10%	10%
AA/Aa	49	50
A	25	24
BBB/Baa	5	5
BB/Ba	1	1
B	1	1
N/R(e)	9	9

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2022 and July 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Trust’s total investments.

12	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2022	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 84.8%

Corporate — 4.7%
California Community Choice Financing Authority, RB, Series B-1, 4.00%, 02/01/52(a)	$17,000	$19,540,582
California Municipal Finance Authority, RB, Series A, AMT, 4.00%, 07/15/29	2,340	2,604,109

		22,144,691

County/City/Special District/School District — 16.1%
California Statewide Communities Development Authority, SAB
Series A, 5.00%, 09/02/39	275	322,215
Series A, 5.00%, 09/02/44	160	184,749
Series A, 5.00%, 09/02/48	160	183,561
California Statewide Communities Development Authority, SAB, S/F Housing
5.00%, 09/02/40	300	355,045
4.00%, 09/02/50	240	257,688
5.00%, 09/02/50	240	280,658
Series C, 5.00%, 09/02/44	595	687,035
City of San Jose California Hotel Tax Revenue, RB
6.13%, 05/01/31	500	502,057
6.50%, 05/01/36	1,210	1,215,192
6.50%, 05/01/42	2,225	2,234,272
El Dorado Irrigation District, Refunding RB, Series A, (AGM), 5.25%, 03/01/24(b)	9,000	9,783,819
Hayward Area Recreation & Park District, Refunding GO, Series A, 5.00%, 08/01/42	4,950	5,839,609
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 07/01/42	5,030	5,902,881
Los Angeles County Public Works Financing Authority, Refunding RB, Series F, 4.00%, 12/01/46	8,360	9,502,620
Orange County Community Facilities District, ST
4.00%, 08/15/40	260	278,707
4.00%, 08/15/50	245	260,180
Riverside County Public Financing Authority, RB, 5.25%, 11/01/25(b)	8,990	10,301,875
Sacramento City Unified School District, GO, Series C, 4.00%, 08/01/42	135	147,860
San Diego Unified School District, GO, CAB, Series C, 0.00%, 07/01/40(c)	7,215	4,519,837
San Francisco Bay Area Rapid Transit District, GO, Series B-1, 3.00%, 08/01/49	9,965	10,220,921
San Jose Financing Authority, Refunding RB, Series A, 5.00%, 06/01/23(b)	2,000	2,111,526
Santa Monica Public Financing Authority, RB, 5.00%, 07/01/42	1,250	1,462,225
Temecula Valley Unified School District, GO, Series D, 3.00%, 08/01/44	2,500	2,596,887
West Contra Costa Unified School District, GO, Series A, 5.50%, 08/01/23(b)	2,500	2,671,852
West Valley-Mission Community College District, GO, Series A, 4.00%, 08/01/44	3,670	4,151,232

		75,974,503

Education — 5.7%
California Enterprise Development Authority, RB(d)
Series A, 5.00%, 07/01/50	1,200	1,294,300
Series A, 5.00%, 07/01/55	600	645,215

Security	Par (000)	Value

Education (continued)
California Enterprise Development Authority, Refunding RB(d)
4.00%, 06/01/36	$250	$278,249
4.00%, 06/01/61	500	536,461
California Municipal Finance Authority, RB(d)
Series A, 5.00%, 10/01/39	220	239,576
Series A, 5.00%, 10/01/49	370	397,118
Series A, 5.00%, 10/01/57	725	774,626
California Municipal Finance Authority, Refunding RB
5.00%, 08/01/34	750	864,266
5.00%, 08/01/39	425	465,393
5.00%, 08/01/48	615	663,447
California Public Finance Authority, RB, Series A, 5.00%, 07/01/54(d)	285	287,559
California School Finance Authority, RB(d)
5.00%, 06/01/40	270	291,245
4.00%, 06/01/41	600	619,505
5.00%, 06/01/50	430	458,030
5.00%, 06/01/59	685	726,443
Series A, 5.00%, 06/01/49	1,000	1,061,664
Series A, 5.00%, 06/01/58	2,120	2,276,482
Hastings Campus Housing Finance Authority, RB
Series A, 5.00%, 07/01/45	600	701,813
Series A, 5.00%, 07/01/61	3,000	3,434,922
University of California, Refunding RB
Series AR, 5.00%, 05/15/38	4,250	4,875,876
Series AZ, 5.00%, 05/15/43	5,035	5,984,949

		26,877,139

Health — 2.5%
California Health Facilities Financing Authority, Refunding RB
Series A, 4.00%, 08/15/48	6,520	7,380,686
Series B, 5.00%, 11/15/46	3,550	4,115,206
California Municipal Finance Authority, Refunding RB(d)
Series A, 5.00%, 11/01/39	195	218,180
Series A, 5.00%, 11/01/49	220	241,924

		11,955,996

Housing — 10.2%
California Community Housing Agency, RB, M/F Housing(d)
3.00%, 08/01/56	1,155	965,931
4.00%, 02/01/50	360	338,079
4.00%, 08/01/51	1,825	1,632,147
3.00%, 02/01/57	1,195	941,048
Series A, 5.00%, 04/01/49	2,770	2,974,927
Series A, 4.00%, 02/01/56	2,145	2,124,615
Series A-1, 4.00%, 08/01/50	375	341,508
Series A-1, 3.00%, 02/01/57	750	630,472
Series A-2, 4.00%, 08/01/47	2,060	1,927,948
California Housing Finance Agency, RB, M/F Housing 3.25%, 08/20/36	1,995	2,130,511
Class A, (FHLMC), 3.75%, 03/25/35	4,980	5,574,183
Series A, 4.25%, 01/15/35	1	806
City & County of San Francisco California, RB, M/F Housing, Series J, (FNMA), 2.55%, 07/01/39	5,000	4,954,875
CMFA Special Finance Agency VII, RB, M/F Housing, 4.00%, 08/01/47(d)	1,095	995,665
CMFA Special Finance Agency VIII, RB, M/F Housing, 3.00%, 08/01/56(d)	1,440	1,178,130

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(d)	$975	$814,200
CMFA Special Finance Agency, RB, M/F Housing(d)
Series A, 4.00%, 12/01/45	910	860,721
Series A-2, 4.00%, 08/01/45	890	887,325
CSCDA Community Improvement Authority, RB, M/F Housing(d)
4.00%, 10/01/46	1,715	1,634,079
2.65%, 12/01/46	1,410	1,210,261
4.00%, 07/01/56	1,150	1,161,155
3.13%, 08/01/56	480	416,183
4.00%, 08/01/56	1,455	1,396,644
3.25%, 04/01/57	595	518,524
4.00%, 04/01/57	1,590	1,459,940
4.00%, 05/01/57	1,840	1,769,359
3.13%, 06/01/57	1,145	912,646
3.25%, 10/01/58	500	404,004
4.00%, 06/01/58	2,430	2,290,839
4.00%, 12/01/58	1,410	1,321,604
Series A, 2.45%, 02/01/47	605	510,899
Series A, 5.00%, 07/01/51	1,015	1,085,143
Series A-2, 4.00%, 09/01/56	2,055	2,091,965
Series B, 4.00%, 02/01/57	465	449,114

		47,905,450

State — 12.0%
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	4,335	4,613,623
Series I, 5.50%, 11/01/33	4,940	5,312,051
California State Public Works Board, Refunding RB, Series C, 5.00%, 11/01/34	7,750	8,985,823
City of Roseville California, ST, 4.00%, 09/01/45	350	375,600
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/41	8,000	9,207,656
State of California, Refunding GO
5.00%, 08/01/37	13,000	15,570,178
3.00%, 10/01/37	12,000	12,539,076

		56,604,007

Tobacco — 5.4%
California County Tobacco Securitization Agency, Refunding RB
4.00%, 06/01/49	245	273,036
5.00%, 06/01/50	275	313,505
Series A, 4.00%, 06/01/49	355	397,489
California County Tobacco Securitization Agency, Refunding RB, CAB(c)
0.00%, 06/01/55	2,425	577,085
Series B-2, Subordinate, 0.00%, 06/01/55	3,635	693,216
Golden State Tobacco Securitization Corp., Refunding RB
0.00%, 06/01/66(c)	2,875	445,383
Series A-1, 5.00%, 06/01/22(b)	475	482,125
Series A-2, 5.00%, 06/01/22(b)	18,670	18,949,359
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	2,635	3,036,911

		25,168,109

Security	Par (000)	Value

Transportation — 14.6%
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/37	$3,520	$4,099,850
Series A, AMT, 5.00%, 05/15/44	5,885	6,816,013
Series B, AMT, 5.00%, 05/15/36	2,600	2,942,103
City of Los Angeles Department of Airports, Refunding ARB, Series A, AMT, Subordinate, 5.00%, 05/15/38	5,000	5,926,165
City of Los Angeles Department of Airports, Refunding RB, Series A, 5.00%, 05/15/39	4,060	5,028,525
County of Sacramento California Airport System Revenue, Refunding RB, Series A, 5.00%, 07/01/41	13,500	15,343,344
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	4,135	4,486,963
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.00%, 05/01/42	16,735	19,035,209
Series D, AMT, 5.25%, 05/01/48	2,250	2,621,279
Series E, AMT, 5.00%, 05/01/40	2,000	2,349,420

		68,648,871

Utilities — 13.6%
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB,
Series D, 5.00%, 11/01/32	5,000	5,972,065
East Bay Municipal Utility District Water System Revenue, RB, Series A, 5.00%, 06/01/45	3,245	3,796,209
Los Angeles Department of Water & Power Water System Revenue, Refunding RB
Series A, 5.00%, 07/01/41	5,000	5,823,455
Series A, 5.25%, 07/01/44	3,000	3,532,038
Los Angeles Department of Water, RB
Series A, 5.00%, 07/01/42	10,670	12,310,961
Series B, 5.00%, 07/01/38	3,000	3,404,544
Los Angeles Department of Water, Refunding RB
Series A, 5.00%, 07/01/44	1,500	1,739,545
Series B, 5.00%, 07/01/43	7,940	9,522,156
Moulton-Niguel Water District, COP
2.00%, 09/01/41	2,185	1,977,089
2.00%, 09/01/42	2,225	1,992,588
San Francisco City & County Public Utilities Commission Wastewater Revenue, RB, Series B, 5.00%, 10/01/43	2,485	2,978,260
South Coast Water District Financing Authority,
Refunding RB, Series A, 5.00%, 02/01/44	9,130	11,060,182

		64,109,092

Total Municipal Bonds in California		399,387,858

Puerto Rico — 6.0%

State — 4.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,845	3,112,894
Series A-1, Restructured, 5.00%, 07/01/58	10,154	11,297,544
Series A-2, Restructured, 4.33%, 07/01/40	2,588	2,809,274
Series A-2, Restructured, 4.78%, 07/01/58	2,530	2,778,041
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	8,577	2,773,982

		22,771,735

14	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco — 0.1%
Children’s Trust Fund, Refunding RB, 5.50%, 05/15/39	$505	$519,011

Utilities — 1.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 5.00%, 07/01/33	3,865	3,935,169
Series A, Senior Lien, 5.13%, 07/01/37	1,105	1,125,407

		5,060,576

Total Municipal Bonds in Puerto Rico		28,351,322

Total Municipal Bonds — 90.8% (Cost: $412,319,066)		427,739,180

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

California — 75.8%

County/City/Special District/School District — 29.6%
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 07/01/44	11,200	13,439,373
Palomar Community College District, GO, Series C, 5.00%, 08/01/25(b)	15,140	17,101,750
San Diego Unified School District, GO
Series I, 5.00%, 07/01/47	10,000	11,740,385
Series N-2, 4.00%, 07/01/46	22,000	25,198,767
San Francisco Bay Area Rapid Transit District, GO, Series A, 5.00%, 08/01/47	10,615	12,419,469
San Joaquin Delta Community College District, GO, Series C, 5.00%, 08/01/39(b)	14,505	15,921,990
San Jose Unified School District, GO, Series C, 4.00%, 08/01/39(b)	6,100	6,539,118
Santa Clara County Financing Authority, RB, Series A, 4.00%, 05/01/45	22,230	25,143,530
Santa Monica Community College District, GO,
Series A, 5.00%, 08/01/43	10,000	12,020,415

		139,524,797

Education — 17.8%
California State University, Refunding RB, Series A, 5.00%, 11/01/43	11,792	13,280,497
University of California, RB
Series AM, 5.25%, 05/15/44	5,000	5,447,068
Series M, 5.00%, 05/15/42	10,000	11,637,035
University of California, Refunding RB
Series AI, 5.00%, 05/15/38	14,225	14,919,166
Series AR, 5.00%, 05/15/41	10,165	11,574,272
Series BA, 4.00%, 05/15/47	10,000	11,356,775
Series I, 5.00%, 05/15/40	14,065	15,613,817

		83,828,630

Health — 9.0%
California Health Facilities Financing Authority, RB(b)
Series A, 5.00%, 08/15/23	9,695	10,303,185
Series A, 5.00%, 11/15/41	11,620	13,230,735
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	18,960	19,076,603

		42,610,523

State — 4.0%
State of California, Refunding GO, 4.00%, 10/01/39	16,620	18,888,098

Security	Par (000)	Value

Transportation — 9.0%
City & County of San Francisco California, Refunding COP, Series A, 4.00%, 04/01/43	$10,865	$11,931,752
City of Los Angeles Department of Airports, ARB, AMT, Series D, 5.00%, 05/15/41	18,632	20,612,856
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, AMT, Series B, 5.00%, 05/01/41	8,720	9,782,018

		42,326,626

Utilities — 6.4%
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	6,412	7,242,874
Sacramento Municipal Utility District, Refunding RB, Series H, 4.00%, 08/15/45	20,000	22,839,450

		30,082,324

Total Municipal Bonds in California		357,260,998

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 75.8% (Cost: $344,791,156)		357,260,998

Total Long-Term Investments — 166.6% (Cost: $757,110,222)		785,000,178

	Shares

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 0.01%(f)(g)	1,114,656	1,113,987

Total Short-Term Securities — 0.2% (Cost: $1,113,987)		1,113,987

Total Investments — 166.8% (Cost: $758,224,209)		786,114,165

Other Assets Less Liabilities — 3.4%		15,665,401

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (33.8)%.		(159,315,281)

VMTP Shares at Liquidation Value — (36.4)%		(171,300,000)

Net Assets Applicable to Common Shares — 100.0%		$471,164,285

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock California Municipal Income Trust (BFZ)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds California Money Fund, Institutional Class	$—	$1,116,625	(a)	$—	$(2,638)	$—	$1,113,987	1,114,656	$2,733	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	234	03/22/22	$29,945	$194,219
U.S. Long Bond	106	03/22/22	16,486	141,277
5-Year U.S. Treasury Note	295	03/31/22	35,170	196,463

				$531,959

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$531,959	$—	$531,959

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$746,129	$—	$746,129

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,349,871	$—	$1,349,871

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short.	$81,870,742

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

16	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock California Municipal Income Trust (BFZ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$427,739,180	$—	$427,739,180
Municipal Bonds Transferred to Tender Option Bond Trusts	—	357,260,998	—	357,260,998
Short-Term Securities
Money Market Funds	1,113,987	—	—	1,113,987

	$1,113,987	$785,000,178	$—	$786,114,165

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$531,959	$—	$—	$531,959

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(159,275,836)	$—	$(159,275,836)
VMTP Shares at Liquidation Value	—	(171,300,000)	—	(171,300,000)

	$—	$(330,575,836)	$—	$(330,575,836)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) January 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 4.3%
Alabama Federal Aid Highway Finance Authority, RB, Series A, 5.00%, 09/01/27(a)	$7,485	$8,873,348
Alabama Public School and College Authority, Refunding RB, Series A, 5.00%, 11/01/30	11,900	15,135,229
Alabama Special Care Facilities Financing Authority- Birmingham Alabama, Refunding RB, 5.00%, 06/01/30.	10,000	11,143,650
Birmingham-Jefferson Civic Center Authority, ST
Series A, 5.00%, 07/01/31	1,100	1,312,968
Series A, 5.00%, 07/01/32	1,150	1,369,817
Series A, 5.00%, 07/01/33	1,600	1,902,273
Black Belt Energy Gas District, RB, 4.00%, 10/01/52(b) .	12,025	13,188,984
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(b)	8,930	10,279,225
County of Jefferson Alabama Sewer Revenue, Refunding RB, CAB(c)
Series B, Senior Lien, (AGM), 0.00%, 10/01/31	7,375	4,580,022
Series B, Senior Lien, (AGM), 0.00%, 10/01/32	6,295	3,630,100
Series B, Senior Lien, (AGM), 0.00%, 10/01/33	1,275	685,857
Homewood Educational Building Authority, Refunding RB
Series A, 5.00%, 12/01/33	1,010	1,156,728
Series A, 5.00%, 12/01/34	1,380	1,576,793
University of South Alabama, Refunding RB
(AGM), 5.00%, 11/01/29	1,105	1,285,925
(AGM), 5.00%, 11/01/30	2,000	2,325,742

		78,446,661

Arizona — 1.9%
Arizona Health Facilities Authority, Refunding RB
Series A, 5.00%, 02/01/34	6,340	6,340,000
Series B, 5.00%, 02/01/33	1,810	1,879,924
Arizona Industrial Development Authority, RB(d)
4.00%, 07/01/29	705	749,563
4.50%, 07/01/29	765	793,295
4.00%, 07/01/30	685	710,766
Series A, 4.00%, 07/01/29	4,135	4,240,352
Industrial Development Authority of the City of Phoenix, RB
6.00%, 07/01/23(e)	190	199,127
Series A, 4.50%, 07/01/22	105	106,280
Series A, 5.75%, 07/01/24(d)	475	501,247
Series A, 5.00%, 07/01/33	1,000	1,008,882
Industrial Development Authority of the County of Pima, Refunding RB, Series A, 4.00%, 09/01/29	6,000	6,181,590
Maricopa County Industrial Development Authority, Refunding RB
4.00%, 07/01/29(d)	855	923,163
Series A, 5.00%, 01/01/31	10,000	11,587,460

		35,221,649

California — 8.5%
Alameda Corridor Transportation Authority, Refunding RB, Series A, Sub Lien, (AMBAC), 0.00%, 10/01/30(c)	10,530	8,559,458
Bay Area Toll Authority, Refunding RB, 0.52%, 04/01/56(b)	3,250	3,184,555
California Community Choice Financing Authority, RB, Series A, 4.00%, 10/01/52(b)	8,650	9,615,522

Security	Par (000)	Value

California (continued)
California Health Facilities Financing Authority, RB
Series A, 5.00%, 11/15/32	$1,600	$1,913,426
Series A, 5.00%, 11/15/33	1,855	2,216,176
California Housing Finance Agency, RB, M/F Housing, Series 2021-1, Class A, 3.50%, 11/20/35	3,710	4,053,711
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/33	4,000	4,636,356
California Municipal Finance Authority, RB, 4.00%, 10/01/33	2,500	2,606,332
California Municipal Finance Authority, RB, S/F Housing, Series A, 5.00%, 08/15/30	1,000	1,055,756
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 07/01/30	1,200	1,388,357
Series A, 5.00%, 07/01/31	1,050	1,213,397
California School Finance Authority, RB(d)
5.00%, 06/01/30	565	619,791
Series A, 5.00%, 06/01/29	290	315,867
Series A, 4.00%, 06/01/31	265	278,652
Series A, 5.00%, 06/01/32	1,100	1,214,044
City of Long Beach California Harbor Revenue, ARB
Series A, AMT, 5.00%, 05/15/31	1,200	1,410,388
Series A, AMT, 5.00%, 05/15/32	1,800	2,114,435
Series A, AMT, 5.00%, 05/15/33	675	792,605
Series A, AMT, 5.00%, 05/15/34	1,650	1,936,712
Compton Unified School District, GO, CAB(c)
Series B, (BAM), 0.00%, 06/01/33	1,000	746,381
Series B, (BAM), 0.00%, 06/01/34	1,125	811,061
Series B, (BAM), 0.00%, 06/01/35	1,000	696,041
Series B, (BAM), 0.00%, 06/01/36	1,000	672,914
El Camino Community College District Foundation, GO, CAB(c)
Series C, 0.00%, 08/01/30.	9,090	7,682,677
Series C, 0.00%, 08/01/31	12,465	10,258,645
Series C, 0.00%, 08/01/32	17,435	13,965,923
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/27(a)	14,500	17,182,862
Los Angeles Unified School District, GO, Series A, 4.00%, 07/01/33	3,000	3,240,339
Monterey Peninsula Community College District, Refunding GO, CAB(c)
0.00%, 08/01/30	3,500	2,813,667
0.00%, 08/01/31	5,940	4,592,214
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,350	2,855,654
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/30	500	578,487
Series A, AMT, 5.00%, 03/01/31	1,500	1,731,654
Series A, AMT, 5.00%, 03/01/32	1,000	1,155,253
Series A, AMT, 5.00%, 03/01/33	975	1,125,597
Series A, AMT, 5.00%, 03/01/34	1,250	1,441,787
Series A, AMT, 5.00%, 03/01/35	2,000	2,304,094
Poway Unified School District, GO(c)
Series A, 0.00%, 08/01/30	10,000	8,435,790
Series A, 0.00%, 08/01/32	12,500	9,947,812
San Diego County Regional Airport Authority, ARB, Sub-Series B, AMT, 5.00%, 07/01/33	1,000	1,165,236
State of California, Refunding GO, 5.00%, 08/01/30	10,000	11,847,350
Washington Township Health Care District, Refunding RB, Series B, 3.00%, 07/01/28	750	785,112

		155,162,090

18	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado — 3.6%
Aspen Valley Hospital District, Refunding GO, 5.00%, 12/01/30	$620	$787,388
Central Platte Valley Metropolitan District, GO
Series A, 5.13%, 12/01/29	700	740,081
Series A, 5.50%, 12/01/29	750	797,977
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/33	25,000	29,784,775
City & County of Denver Colorado, RB, CAB, Series A-2, 0.00%, 08/01/30(c)	1,000	807,243
Colorado Educational & Cultural Facilities Authority, Refunding RB, 4.00%, 12/01/30(d)	1,185	1,200,371
Colorado Health Facilities Authority, RB, Series B, 2.63%, 05/15/29	1,850	1,814,406
Colorado Health Facilities Authority, Refunding RB
4.00%, 05/15/26(a)	2,860	3,183,314
Series A, 5.00%, 12/01/22(a)	3,000	3,108,432
Series A, 4.00%, 08/01/37	3,000	3,350,931
E-470 Public Highway Authority, Refunding RB, Series B, 0.38%, 09/01/39(b)	1,475	1,459,952
Park Creek Metropolitan District, Refunding RB
Series A, Senior Lien, 5.00%, 12/01/27	1,500	1,690,846
Series A, Senior Lien, 5.00%, 12/01/28	1,500	1,689,836
Series A, Senior Lien, 5.00%, 12/01/30	1,350	1,518,989
Series A, Senior Lien, 5.00%, 12/01/31	1,500	1,686,723
Plaza Metropolitan District No.1, Refunding TA(d)
4.00%, 12/01/23	1,000	1,010,275
4.10%, 12/01/24	5,080	5,129,911
4.20%, 12/01/25	5,280	5,332,135
Tallyn’s Reach Metropolitan District No.3, GO, 5.00%, 12/01/23(a)	481	515,766

		65,609,351

Connecticut — 0.8%
Capital Region Development Authority, Refunding RB
(SAP), 5.00%, 06/15/30	1,095	1,299,354
(SAP), 5.00%, 06/15/31	1,125	1,332,141
Connecticut State Health & Educational Facilities Authority, RB, Series A, 5.00%, 01/01/30(d)	370	404,800
Connecticut State Health & Educational Facilities Authority, Refunding RB
Series G-1, 5.00%, 07/01/27(d)	225	260,788
Series G-1, 5.00%, 07/01/28(d)	300	354,397
Series G-1, 5.00%, 07/01/29(d)	300	360,487
Series G-1, 5.00%, 07/01/30(d)	300	358,825
Series G-1, 5.00%, 07/01/32(d)	425	504,459
Series G-1, 5.00%, 07/01/34(d)	355	417,886
Series I-1, 5.00%, 07/01/35	400	462,274
State of Connecticut, GO, Series A, 5.00%, 04/15/33	7,000	8,336,475

		14,091,886

Delaware — 0.8%
County of Kent Delaware, RB
Series A, 4.00%, 07/01/22	230	232,110
Series A, 5.00%, 07/01/24	705	754,739
Series A, 5.00%, 07/01/25	805	881,603
Series A, 5.00%, 07/01/26	850	950,192
Series A, 5.00%, 07/01/27	890	1,013,455
Series A, 5.00%, 07/01/28	935	1,072,128
Delaware State Economic Development Authority, Refunding RB(b)
Series A, 1.25%, 10/01/45	6,035	5,983,986

Security	Par (000)	Value

Delaware (continued)
Delaware State Economic Development Authority, Refunding RB(b) (continued)
Series B, 1.25%, 10/01/40	$500	$494,488
Delaware State Health Facilities Authority, RB, 4.00%, 06/01/35	1,250	1,386,917
Delaware Transportation Authority, Refunding RB, 5.00%, 09/01/30	2,000	2,539,806

		15,309,424

District of Columbia — 0.9%
District of Columbia, Refunding RB, Series A, 6.00%, 07/01/23(a)	1,700	1,826,057
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/30.	12,325	15,298,763

		17,124,820

Florida — 7.8%
Capital Projects Finance Authority, RB, Series A-1, 5.00%, 10/01/30	1,000	1,210,097
Capital Trust Agency, Inc., RB(d)
Series A, 4.00%, 06/15/29	1,735	1,857,290
Series A-1, 3.38%, 07/01/31	1,810	1,899,821
Central Florida Expressway Authority, Refunding RB
Senior Lien, 5.00%, 07/01/32	1,610	1,939,778
Senior Lien, 5.00%, 07/01/33	2,750	3,310,148
City of Lakeland Florida, Refunding RB, 5.00%, 11/15/30	3,750	4,354,841
City of Tampa Florida, Refunding RB, Series A, 4.00%, 09/01/33	10,000	10,171,770
County of Broward Florida, RB
Series A, AMT, (AGM), 5.00%, 04/01/30	600	625,930
Series A, AMT, (AGM), 5.00%, 04/01/33	740	770,951
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 5.00%, 10/01/27	5,000	5,967,015
County of Miami-Dade Florida, Refunding RB, Series B, 4.00%, 04/01/32	6,690	7,366,941
County of Palm Beach Florida, RB, 5.00%, 04/01/29(d)	1,000	1,115,269
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB(c)
Series B, 0.00%, 06/01/30	2,000	1,681,784
Series B, 0.00%, 06/01/31	1,295	1,057,661
Series B, 0.00%, 06/01/32	2,495	1,980,299
Double Branch Community Development District, Refunding SAB, Series A-1, Senior Lien, 4.13%, 05/01/31	1,200	1,236,278
Florida Development Finance Corp., RB
AMT, 5.00%, 05/01/29(d)	7,430	7,844,416
AMT, 3.00%, 06/01/32	3,000	3,095,832
Florida Development Finance Corp., Refunding RB
4.00%, 06/01/24	105	108,948
4.00%, 06/01/25	100	104,859
4.00%, 06/01/26	110	116,171
4.00%, 09/15/30(d)	470	495,932
Jacksonville Port Authority, Refunding ARB, AMT, 4.50%, 11/01/22(a)	9,445	9,713,616
Lakewood Ranch Stewardship District, Refunding SAB, 3.20%, 05/01/30(d)	540	543,926
Lakewood Ranch Stewardship District, SAB, S/F Housing, 3.40%, 05/01/30	375	381,996
LT Ranch Community Development District, SAB, 3.40%, 05/01/30	985	1,003,378

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Miami Beach Health Facilities Authority, Refunding RB, 5.00%, 11/15/30	$1,000	$1,104,915
Orange County Convention Center/Orlando, Refunding RB, 5.00%, 10/01/30	11,470	14,420,887
Palm Beach County Health Facilities Authority, RB, Series B, 5.00%, 05/15/31	410	459,739
Palm Beach County Health Facilities Authority, Refunding RB, 5.00%, 11/15/32	16,805	19,335,480
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(a)	3,825	4,050,985
Sarasota National Community Development District, Refunding SAB, 3.50%, 05/01/31	1,000	1,040,831
School Board of Miami-Dade County, Refunding COP, Series A, 5.00%, 05/01/32	9,000	10,233,153
St. Johns County Industrial Development Authority, Refunding RB 4.00%, 12/15/28	200	216,725
4.00%, 12/15/29	215	234,832
4.00%, 12/15/30	195	213,357
4.00%, 12/15/31	205	224,188
Tolomato Community Development District, Refunding SAB, Sub-Series A-2, 3.85%, 05/01/29	520	538,370
Village Community Development District No.10, SAB
4.50%, 05/01/23	765	768,418
5.00%, 05/01/32	5,055	5,075,978
Village Community Development District No.5, Refunding SAB
3.50%, 05/01/28	4,980	5,096,721
4.00%, 05/01/33	965	992,024
4.00%, 05/01/34	2,110	2,168,407
Village Community Development District No.6, Refunding SAB, 4.00%, 05/01/29	5,225	5,251,747

		141,381,704

Georgia — 2.2%
Georgia Ports Authority, ARB, 5.00%, 07/01/30	1,175	1,484,409
Main Street Natural Gas Inc., RB, Series A, 4.00%, 07/01/52(b)	3,500	3,909,622
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/29	1,250	1,485,043
Series A, 5.00%, 05/15/30	8,000	9,494,168
Series C, 4.00%, 05/01/52(b)	5,360	5,981,074
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 01/01/34	8,000	9,444,432
Municipal Electric Authority of Georgia, Refunding RB
Series A, 5.00%, 01/01/29	2,000	2,402,428
Series A, 5.00%, 01/01/30	1,905	2,325,538
Series A, Subordinate, 5.00%, 01/01/29	1,200	1,441,457
Series A, Subordinate, 5.00%, 01/01/30	1,250	1,525,944

		39,494,115

Guam — 0.2%
Territory of Guam, Refunding RB
Series A, 5.00%, 11/01/30	500	617,253
Series F, 5.00%, 01/01/30	1,160	1,393,209
Series F, 5.00%, 01/01/31	1,250	1,524,202

		3,534,664

Security	Par (000)	Value

Idaho — 0.0%
Idaho Housing & Finance Association, RB, Series A, 4.63%, 07/01/29(d)	$185	$202,891

Illinois — 15.0%
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/22.	14,830	15,347,671
Series C, 5.00%, 12/01/30	7,025	8,044,468
Series F, 5.00%, 12/01/22	4,760	4,926,157
Chicago Housing Authority, RB, M/F Housing
Series A, (HUD SEC 8), 5.00%, 01/01/33	3,000	3,422,979
Series A, (HUD SEC 8), 5.00%, 01/01/35	1,500	1,701,662
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/33	5,000	5,320,300
Chicago O’Hare International Airport, Refunding RB
Series B, AMT, 4.00%, 01/01/27	5,000	5,013,405
Series B, Senior Lien, 5.00%, 01/01/33	6,000	6,967,548
Chicago Transit Authority Capital Grant Receipts Revenue, Refunding RB, 5.00%, 06/01/26	3,000	3,443,567
City of Chicago Illinois Wastewater Transmission Revenue, RB
2nd Lien, 4.00%, 01/01/31	10,375	10,397,949
2nd Lien, 4.00%, 01/01/32	10,790	10,813,533
2nd Lien, 4.00%, 01/01/33	11,220	11,244,123
2nd Lien, 4.00%, 01/01/35	9,135	9,154,174
City of St. Charles Illinois, Refunding GO, 4.00%, 12/01/22(a)	3,335	3,426,199
County of Cook Illinois, Refunding GO, Series C, 4.00%, 11/15/29	19,750	20,198,759
Illinois Finance Authority, Refunding RB
Series A, 4.00%, 11/01/24	425	438,957
Series A, 5.00%, 11/01/26	460	503,048
Series A, 5.00%, 11/01/28	1,745	1,946,438
Series A, 5.00%, 11/01/29	1,840	2,050,012
Series A, 5.00%, 10/01/30	1,000	1,152,799
Series A, 5.00%, 11/01/30	1,935	2,153,245
Series A, 5.00%, 11/15/31	8,415	9,304,423
Series A, 4.00%, 10/01/32	1,000	1,102,092
Series A, 5.00%, 11/15/32	2,075	2,292,838
Series A, 4.00%, 02/01/33	11,000	11,308,363
Series A, 5.00%, 11/15/33	2,125	2,346,546
Series B, 5.00%, 08/15/30	3,205	3,692,263
Series B, 0.81%, 05/01/42(b)	1,750	1,718,670
Series C, 5.00%, 02/15/30	12,000	14,063,880
Illinois State Toll Highway Authority, Refunding RB, Series A, 4.00%, 12/01/31	20,000	21,823,200
Kane McHenry Cook & De Kalb Counties Unit School District No.300, Refunding GO, Series A, 5.00%, 01/01/30.	6,350	7,393,013
Metropolitan Pier & Exposition Authority, Refunding RB
5.00%, 12/15/28	1,200	1,406,531
5.00%, 12/15/30	1,385	1,617,482
Sales Tax Securitization Corp., Refunding RB, Series A, 5.00%, 01/01/30	10,000	12,217,200
State of Illinois, GO
Series A, 5.00%, 12/01/28	9,950	11,493,275
Series A, 5.00%, 03/01/32	1,500	1,803,625
Series A, 4.00%, 03/01/41	335	369,130
Series D, 5.00%, 11/01/28	10,805	12,507,360

20	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/30	$7,000	$8,150,534
Upper Illinois River Valley Development Authority, Refunding RB, 4.00%, 01/01/31(d)	370	381,087
Winnebago & Boone Counties School District No 205 Rockford, Refunding GO 4.00%, 02/01/29	9,080	9,344,546
4.00%, 02/01/30	9,835	10,118,258

		272,121,309

Indiana — 2.7%
City of Indianapolis Department of Public Utilities Water System Revenue, Refunding RB, Series A, 1st Lien, 5.00%, 10/01/35	10,000	12,036,730
City of Valparaiso Indiana, RB, AMT, 5.88%, 01/01/24	645	684,241
City of Whiting Indiana, RB, Series A, AMT, 5.00%, 03/01/46(b)	5,500	5,727,805
Indiana Finance Authority, Refunding RB 0.41%, 03/01/39(b)	1,090	1,073,514
Series A, 4.00%, 05/01/23(a)	22,565	23,433,911
Series A, 4.13%, 12/01/26	3,665	3,951,896
Northern Indiana Commuter Transportation District, RB
5.00%, 07/01/32	1,000	1,148,506
5.00%, 07/01/33	1,400	1,607,383

		49,663,986

Iowa — 2.3%
Iowa Finance Authority, RB, AMT, 1.50%, 01/01/42(b)	2,750	2,756,971
Iowa Finance Authority, Refunding RB, 5.25%, 12/01/25	13,345	14,220,032
PEFA, Inc., RB, 5.00%, 09/01/49(b)	21,415	24,317,910

		41,294,913

Kansas — 0.1%
City of Shawnee Kansas, RB, 4.00%, 08/01/31(d)	500	505,131
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/33	1,370	1,539,862

		2,044,993

Kentucky — 0.6%
Kentucky Public Transportation Infrastructure Authority,
RB, CAB
Series B, 0.00%, 07/01/30(c)	1,230	911,253
Series C, Convertible, 6.40%, 07/01/33	1,500	1,789,747
Louisville/Jefferson County Metropolitan Government, Refunding RB, Series A, 5.00%, 10/01/32	7,300	8,402,125

		11,103,125

Louisiana — 2.4%
City of Ruston Louisiana, RB
(AGM), 5.00%, 06/01/29	1,060	1,207,726
(AGM), 5.00%, 06/01/30	1,000	1,138,449
(AGM), 5.00%, 06/01/31	1,020	1,160,482
(AGM), 5.00%, 06/01/32	1,225	1,392,783
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, Series A, 2.00%, 06/01/30	1,250	1,237,348
Louisiana Public Facilities Authority, RB(d)
Series A, 5.00%, 06/01/29	710	754,540
Series A, 5.00%, 04/01/30	525	561,085
Series A, 5.00%, 06/01/31	500	535,434

Security	Par (000)	Value

Louisiana (continued)
Louisiana Public Facilities Authority, Refunding RB
5.00%, 05/15/29	$1,235	$1,405,450
5.00%, 05/15/30	990	1,125,814
3.00%, 05/15/31	2,225	2,311,501
5.00%, 05/15/32	1,485	1,686,693
5.00%, 05/15/33	2,175	2,468,936
Louisiana Stadium & Exposition District, RB, 4.00%, 07/03/23	1,000	1,036,646
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/30	3,000	3,157,572
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT, 5.00%, 04/01/23(a)	2,875	3,013,429
State of Louisiana, GO, Series A, 4.00%, 05/15/23(a)	6,540	6,808,408
Terrebonne Levee & Conservation District, RB, 5.00%, 07/01/23(a)	1,925	2,037,861
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/32	4,375	4,425,789
Series A, 5.25%, 05/15/33	4,750	4,804,696
Series A, 5.25%, 05/15/35	1,500	1,574,539

		43,845,181

Maine — 0.2%
City of Portland Maine General Airport Revenue, Refunding RB
5.00%, 01/01/33	695	824,704
5.00%, 01/01/34	305	361,177
4.00%, 01/01/35	1,000	1,101,135
Maine Turnpike Authority, RB 5.00%, 07/01/29	300	369,507
5.00%, 07/01/30	275	344,980

		3,001,503

Maryland — 1.7%
Anne Arundel County Consolidated Special Taxing District, ST
4.20%, 07/01/24	430	441,289
4.90%, 07/01/30	1,315	1,372,625
City of Baltimore Maryland, Refunding RB, 5.00%, 09/01/31	1,250	1,306,664
County of Prince George’s Maryland, TA, 5.00%, 07/01/30(d)	585	646,273
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/33	1,765	2,027,745
Maryland Health & Higher Educational Facilities Authority, Refunding RB
5.00%, 07/01/29	2,200	2,435,098
5.00%, 07/01/31	2,400	2,718,238
5.00%, 07/01/32	500	584,500
5.00%, 07/01/33	2,585	2,931,772
5.00%, 07/01/34	775	901,254
Series A, 5.00%, 01/01/31	2,865	3,231,651
Series A, 5.00%, 01/01/32	3,010	3,386,340
Series A, 5.00%, 01/01/33	3,165	3,562,429
State of Maryland, GO, 1st Series, 3.00%, 03/15/34	5,000	5,391,900

		30,937,778

Massachusetts — 1.4%
Commonwealth of Massachusetts, GO, Series I, 5.00%, 12/01/33	5,000	5,827,015
Commonwealth of Massachusetts, Refunding GO, Series A, (AMBAC), 5.50%, 08/01/30	2,500	3,230,640

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Bay Transportation Authority, Refunding
RB, CAB, Series A, 0.00%, 07/01/32(c)	$5,500	$4,322,973
Massachusetts Development Finance Agency, RB,
Series A, 5.00%, 01/01/33	1,070	1,219,742
Massachusetts Development Finance Agency, Refunding RB
Series A, 5.00%, 01/01/32	2,020	2,341,073
Series A, 5.00%, 01/01/33	1,500	1,734,771
Series A, 5.00%, 01/01/34	2,085	2,402,120
Series A, 5.00%, 01/01/35	2,000	2,300,870
Massachusetts Educational Financing Authority, Refunding RB, Series K, AMT, 5.25%, 07/01/29	2,235	2,267,059

		25,646,263

Michigan — 1.8%
City of Detroit Michigan, GO
5.00%, 04/01/26	735	828,454
5.00%, 04/01/27	580	667,382
5.00%, 04/01/28	665	779,554
5.00%, 04/01/29	665	775,768
5.00%, 04/01/30	510	592,343
5.00%, 04/01/31	735	850,145
5.00%, 04/01/32	625	720,564
5.00%, 04/01/33	830	953,180
Michigan Finance Authority, Refunding RB
5.00%, 06/01/24(a)	2,750	2,999,340
5.00%, 08/15/30	2,105	2,228,736
Michigan State Hospital Finance Authority, Refunding RB, Series C, 4.00%, 06/01/22(a)	8,195	8,290,414
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 0.55%, 04/01/25	985	959,292
Michigan Strategic Fund, RB
AMT, 5.00%, 12/31/32	2,000	2,325,268
AMT, 4.00%, 10/01/61(b)	1,730	1,897,704
Michigan Strategic Fund, Refunding RB 5.00%, 11/15/29	1,260	1,458,712
5.00%, 11/15/34	1,410	1,615,715
Saginaw Valley State University, Refunding RB
Series A, 5.00%, 07/01/31	2,070	2,368,186
Series A, 5.00%, 07/01/32	1,430	1,634,909
State of Michigan Trunk Line Revenue, RB, 5.00%, 11/15/30	800	1,015,841

		32,961,507

Minnesota — 0.4%
City of Spring Lake Park Minnesota, RB, 4.00%, 06/15/29.	1,185	1,244,063
Sartell-St Stephen Independent School District No.748, GO, CAB(c)
Series B, (SD CRED PROG), 0.00%, 02/01/30	3,915	3,176,443
Series B, (SD CRED PROG), 0.00%, 02/01/31	2,190	1,714,527
Series B, (SD CRED PROG), 0.00%, 02/01/32	1,450	1,095,075

		7,230,108

Mississippi — 1.2%
Mississippi Development Bank, Refunding RB
Series A, (AGM), 5.00%, 03/01/30	2,280	2,590,971
Series A, (AGM), 5.00%, 03/01/31	1,595	1,811,477
Series A, (AGM), 5.00%, 03/01/32	2,000	2,267,580

Security	Par (000)	Value

Mississippi (continued)
Mississippi Development Bank, Refunding
RB (continued)
Series A, (AGM), 5.00%, 03/01/33	$1,275	$1,446,236
State of Mississippi, RB, Series E, 5.00%, 10/15/33	12,225	13,774,641

		21,890,905

Missouri — 0.6%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.00%, 05/01/30	3,000	3,122,190
5.00%, 05/15/31	1,175	1,341,217
4.00%, 05/15/32	1,680	1,836,137
4.00%, 05/15/33	2,000	2,178,468
Series A, 4.00%, 11/15/33	2,010	2,102,804
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 3.88%, 11/15/29	970	953,189

		11,534,005

Montana — 0.6%
City of Forsyth Montana, Refunding RB, Series A, 3.90%, 03/01/31(b)	10,050	10,338,284

Nebraska — 0.6%
Central Plains Energy Project, RB
5.00%, 09/01/27	5,000	5,117,025
5.00%, 09/01/32	4,500	4,602,263
Elkhorn School District, GO 4.00%, 12/15/32	325	377,040
4.00%, 12/15/33	375	434,267

		10,530,595

Nevada(d) — 0.1%
State of Nevada Department of Business & Industry, RB
Series A, 5.00%, 07/15/27	335	362,300
Series A, 4.50%, 12/15/29	540	580,524

		942,824

New Hampshire — 0.8%
New Hampshire Business Finance Authority, Refunding RB
4.00%, 01/01/28	285	312,478
4.00%, 01/01/29	300	328,787
4.00%, 01/01/30	280	305,497
0.49%, 10/01/33(b)	7,180	7,144,847
Series A, AMT, 4.00%, 11/01/27(d)	2,205	2,265,274
New Hampshire State Turnpike System, RB, Series C, 4.00%, 08/01/33	4,350	4,412,205

		14,769,088

New Jersey — 14.5%
Atlantic City Board of Education, Refunding GO
(AGM), 4.00%, 04/01/30	170	189,511
(AGM), 4.00%, 04/01/31	175	194,373
Casino Reinvestment Development Authority, Inc., Refunding RB, 5.00%, 11/01/22	1,890	1,945,001
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24	880	933,862
New Jersey Economic Development Authority, RB 5.00%, 06/15/30	600	731,551
Series A, 4.00%, 06/15/29(d)	665	706,852
Series A, 4.00%, 07/01/29	350	388,248

22	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, RB (continued)
Series A, 5.00%, 06/15/32	$4,500	$5,232,996
Series C, 5.00%, 06/15/32	3,600	4,186,026
Series DDD, 5.00%, 06/15/35	2,000	2,285,600
AMT, 5.00%, 01/01/28	4,705	5,020,536
Series A, AMT, 5.63%, 11/15/30	1,740	1,878,815
Series B, AMT, 5.63%, 11/15/30	1,315	1,419,909
New Jersey Economic Development Authority, Refunding RB
5.00%, 06/15/22(a)	10,610	10,750,296
4.25%, 06/15/27(a)	16,500	16,670,692
(AGM), 5.00%, 06/01/28	1,000	1,176,519
5.00%, 01/01/29	2,280	2,581,211
(AGM), 5.00%, 06/01/30	1,500	1,762,596
(AGM), 5.00%, 06/01/31	1,750	2,055,069
(AGM), 4.00%, 06/01/32	2,125	2,367,864
Series BBB, 5.50%, 12/15/26(a)	10,000	11,965,750
Series MMM, 4.00%, 06/15/35	5,000	5,549,530
Sub-Series A, 4.00%, 07/01/32	9,855	10,704,964
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	5,000	5,234,910
New Jersey Educational Facilities Authority, RB, Series A, 4.00%, 09/01/30	5,860	6,239,710
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 07/01/28	1,500	1,716,750
5.00%, 07/01/29	4,150	4,769,220
5.00%, 07/01/30	3,500	4,019,284
Series A, 5.00%, 07/01/30	11,245	12,957,107
New Jersey Higher Education Student Assistance Authority, RB
Series 1A, AMT, 5.00%, 12/01/25	5,500	6,235,719
Series 1A, AMT, 5.00%, 12/01/26	2,250	2,547,254
Series A, AMT, 4.00%, 12/01/32	1,885	2,008,748
Series A, AMT, 4.00%, 12/01/33	1,515	1,601,355
Series A, AMT, 4.00%, 12/01/34	755	819,556
Series A, AMT, 4.00%, 12/01/35	755	800,896
Series B, AMT, 5.00%, 12/01/23	50	53,646
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series A, AMT, 5.00%, 12/01/23	215	230,680
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	11,085	11,799,705
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/27	4,225	4,749,906
Series AA, 5.25%, 06/15/28	4,500	5,054,747
Series BB, 5.00%, 06/15/30	1,500	1,787,132
Series C, 5.25%, 06/15/32	10,000	11,043,280
Series D, 5.00%, 06/15/32	5,000	5,485,195
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/30	6,600	7,488,796
Series A, 5.00%, 12/15/30	21,325	25,320,985
Series AA, 4.00%, 06/15/30	10,815	10,927,876
Newark Housing Authority Scholarship Foundation A New Jersey Non, Refunding RB, (NPFGC), 5.25%, 01/01/27	5,000	5,680,390

Security	Par (000)	Value

New Jersey (continued)
South Jersey Transportation Authority, Refunding RB, Series A, 5.00%, 11/01/33	$500	$544,677
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/30	16,740	19,866,212
Series A, 5.00%, 06/01/32	8,270	9,767,548
Township of Irvington New Jersey, Refunding GO, Series A, (AGM, SAW), 5.00%, 07/15/24(a)	3,450	3,768,677

		263,217,732

New Mexico — 1.4%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/34.	480	530,816
New Mexico Educational Assistance Foundation, RB
Series A-1, AMT, (GTD STD LNS), 3.75%, 09/01/31 .	6,250	6,519,869
Series A-1, AMT, (GTD STD LNS), 3.88%, 04/01/34 .	2,000	2,084,242
Series A-2, AMT, (GTD STD LNS), 3.80%, 11/01/32 .	5,850	6,071,066
Series A-2, AMT, (GTD STD LNS), 3.80%, 09/01/33 .	10,000	10,407,920

		25,613,913

New York — 3.9%
Build NYC Resource Corp., Refunding RB, AMT, 4.50%, 01/01/25(d)	555	586,406
County of Nassau New York, GO
Series A, (AGM), 5.00%, 04/01/34	4,165	4,928,074
Series A, (AGM), 5.00%, 04/01/35	4,385	5,184,175
Hempstead Town Local Development Corp., Refunding RB
5.00%, 06/01/30	200	247,274
5.00%, 06/01/31	300	377,174
5.00%, 06/01/32	100	125,519
Metropolitan Transportation Authority, Refunding RB
2nd Sub Series, (AGM), 0.83%, 11/01/32(b)	2,875	2,831,041
Sub-Series C-1, 5.00%, 11/15/34	10,000	11,613,080
Metropolitan Transportation Authority, Refunding RB, CAB, Series A, 0.00%, 11/15/30(c)	13,000	10,700,508
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 5.00%, 08/01/30.	4,980	5,925,578
New York Transportation Development Corp., ARB
Series A, AMT, 4.00%, 07/01/32	5,500	5,829,071
Series A, AMT, 4.00%, 07/01/33	6,000	6,330,846
New York Transportation Development Corp., RB
AMT, 4.00%, 10/01/30	8,140	9,182,034
AMT, 4.00%, 10/31/34	350	394,891
New York Transportation Development Corp.,
Refunding RB
Series A, AMT, 5.00%, 12/01/29	235	284,655
Series A, Class A, AMT, 5.00%, 12/01/28	350	417,041
Series A, Class A, AMT, 5.00%, 12/01/30	250	310,799
Port Authority of New York & New Jersey, Refunding ARB, Series 223, AMT, 5.00%, 07/15/30	3,730	4,640,571

		69,908,737

North Carolina — 0.1%
City of Charlotte, Refunding GO
Series A, 5.00%, 06/01/28	330	401,875
Series A, 5.00%, 06/01/29	350	435,871
Series A, 5.00%, 06/01/30	485	616,500
North Carolina Medical Care Commission, RB 4.00%, 09/01/33	175	195,628

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina (continued)
North Carolina Medical Care Commission, RB (continued)
4.00%, 09/01/34	$185	$206,559
Series A, 4.00%, 10/01/27	600	666,931

		2,523,364

Ohio — 1.6%
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/31	460	514,239
American Municipal Power, Inc., Refunding RB, Series A-2, 1.00%, 02/15/48(b)	6,000	5,987,340
County of Butler Ohio, Refunding RB 5.00%, 11/15/30	1,225	1,435,311
5.00%, 11/15/31	2,500	2,921,625
5.00%, 11/15/32	2,200	2,566,993
County of Franklin Ohio, RB
Series A, 5.25%, 07/01/28	470	471,004
Series A, 5.63%, 07/01/32	940	942,119
Ohio Air Quality Development Authority, Refunding RB, 3.25%, 09/01/29	4,450	4,593,036
Ohio State University, RB,
5.00%, 12/01/30	3,320	4,222,784
State of Ohio, RB
AMT, (AGM), 5.00%, 12/31/29	1,625	1,822,306
AMT, (AGM), 5.00%, 12/31/30	2,400	2,689,423

		28,166,180

Oklahoma — 0.9%
Norman Regional Hospital Authority, Refunding RB
5.00%, 09/01/27	2,100	2,388,712
5.00%, 09/01/28	2,000	2,272,996
5.00%, 09/01/29	2,150	2,441,587
5.00%, 09/01/30	5,130	5,821,622
Oklahoma Capitol Improvement Authority, RB, Series B, 5.00%, 07/01/30	2,150	2,690,162

		15,615,079

Oregon — 0.6%
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 07/01/35.	7,390	8,501,899
Port of Morrow, Refunding GO
Series A, 4.00%, 06/01/30	1,205	1,360,601
Series D, 4.00%, 12/01/30	880	997,494

		10,859,994

Pennsylvania — 17.8%
Allegheny County Hospital Development Authority, Refunding RB
Series A, 5.00%, 04/01/31	3,075	3,637,845
Series A, 5.00%, 04/01/34	3,345	3,921,377
Series A, 5.00%, 04/01/35	1,000	1,169,380
Allentown City School District, Refunding GO, Series B, (BAM, SAW), 5.00%, 02/01/31.	4,000	4,880,764
Allentown Neighborhood Improvement Zone Development Authority, RB(d)
5.00%, 05/01/23	335	343,584
5.00%, 05/01/28	835	973,735
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB
5.00%, 05/01/29(f)	450	532,026
5.00%, 05/01/30(f)	450	539,239
Series A, 5.00%, 05/01/27	6,750	6,825,073
Series A, 5.00%, 05/01/28	5,000	5,055,575
Series A, 5.00%, 05/01/29	3,745	3,786,584

Security	Par (000)	Value

Pennsylvania (continued)
Allentown Neighborhood Improvement Zone
Development Authority, Refunding RB (continued)
Series A, 5.00%, 05/01/30	$5,300	$5,358,777
Bucks County Industrial Development Authority, RB
5.00%, 07/01/29	555	663,795
5.00%, 07/01/30	700	849,751
Chester County Health and Education Facilities Authority, Refunding RB
Series A, 5.00%, 12/01/30	2,180	2,310,205
Series A, 5.00%, 10/01/32	1,450	1,704,050
Series A, 5.00%, 10/01/33	2,300	2,696,410
Chester County Industrial Development Authority, SAB, 4.38%, 03/01/28(d)	265	284,397
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB, Series A, 5.00%, 07/01/30	5,000	6,205,455
City of Philadelphia Pennsylvania, Refunding GO
(AGM), 5.00%, 08/01/30	9,235	10,842,693
(AGM), 4.00%, 08/01/32	6,000	6,694,824
Series A, 5.00%, 08/01/30	4,500	5,312,569
Clarion County Industrial Development Authority, Refunding RB, AMT, 2.45%, 12/01/39(b)	4,200	4,397,992
Commonwealth Financing Authority, RB, 5.00%, 06/01/32	6,000	7,098,048
Commonwealth of Pennsylvania, Refunding GO, 1st Series, 4.00%, 01/01/30	7,000	7,802,879
Cumberland County Municipal Authority, Refunding RB
5.00%, 01/01/25(a)	645	715,873
5.00%, 01/01/29	570	624,318
5.00%, 01/01/29(a)	510	566,039
5.00%, 01/01/30	1,285	1,406,442
5.00%, 01/01/30(a)	965	1,071,035
5.00%, 01/01/32	1,510	1,690,087
Dauphin County General Authority, Refunding RB, Series A, 4.00%, 06/01/31	2,275	2,431,998
East Hempfield Township Industrial Development Authority, RB(a)
5.00%, 07/01/23	1,280	1,353,782
5.00%, 07/01/25	825	929,047
Geisinger Authority, Refunding RB
Series A-2, 5.00%, 02/15/32	4,000	4,656,564
Series A-2, 5.00%, 02/15/34	1,750	2,034,174
Lancaster County Hospital Authority, Refunding RB, Series A, 3.00%, 08/15/30	2,535	2,662,125
Latrobe Industrial Development Authority, Refunding RB, 5.00%, 03/01/30	150	173,580
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/34	3,000	3,349,377
4.00%, 09/01/35	1,735	1,928,000
4.00%, 09/01/36	1,500	1,662,965
Series A, 5.00%, 09/01/31	1,750	2,073,565
Series A, 5.00%, 09/01/32	1,315	1,553,344
Montgomery County Industrial Development Authority, Refunding RB
5.00%, 05/15/22(a)	2,500	2,532,240
5.00%, 01/01/30	2,000	2,110,422
Series A, 5.25%, 01/15/29(a)	3,250	3,707,255
Northampton County General Purpose Authority, RB, Series A, 5.00%, 08/15/33	12,660	13,346,210
Northampton County General Purpose Authority, Refunding RB, 5.00%, 11/01/34	5,400	6,407,089

24	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 5.00%, 04/15/30	$2,500	$3,092,543
AMT, 5.00%, 12/31/29	5,000	5,705,595
AMT, 5.00%, 12/31/30	13,100	14,932,480
AMT, 5.00%, 12/31/34	16,500	18,667,192
Pennsylvania Economic Development Financing Authority, Refunding RB, 5.00%, 03/15/31	4,500	5,181,696
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 5.00%, 06/15/30	7,910	9,067,043
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.00%, 05/01/30	425	485,264
5.00%, 05/01/31	1,275	1,454,987
4.00%, 05/01/32	3,000	3,014,145
5.00%, 05/01/32	1,750	1,996,083
5.00%, 05/01/33	3,320	3,784,983
5.00%, 05/01/35	1,000	1,138,927
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 137, 1.90%, 04/01/30	1,625	1,570,008
Series 137, 1.95%, 10/01/30	875	844,700
Pennsylvania Housing Finance Agency, Refunding RB, Series 125A, AMT, 3.40%, 10/01/32	9,000	9,276,984
Pennsylvania Turnpike Commission, RB
Series B, 5.00%, 12/01/29	800	998,786
Series B, 5.00%, 12/01/30	620	788,880
Sub-Series B-1, 5.00%, 06/01/31	3,000	3,511,284
Sub-Series B-1, 5.00%, 06/01/32	4,075	4,766,878
Sub-Series B-1, 5.00%, 06/01/33	4,000	4,669,940
Pennsylvania Turnpike Commission, Refunding RB
2nd Series, 5.00%, 12/01/32	1,000	1,178,067
2nd Series, 5.00%, 12/01/35	2,005	2,347,179
2nd Sub Series, 5.00%, 12/01/33	1,815	2,132,638
2nd Sub Series, 5.00%, 12/01/34	1,500	1,759,511
Sub-Series B-2, (AGM), 5.00%, 06/01/34	4,000	4,706,048
Philadelphia Authority for Industrial Development, RB, 4.00%, 06/15/29	350	368,371
Philadelphia Gas Works Co., RB, Series A, (AGM), 5.00%, 08/01/30	800	998,502
Philadelphia Gas Works Co., Refunding RB, Series 14-T, 5.00%, 10/01/30	425	488,340
Pittsburgh Water & Sewer Authority, RB, Series B, (AGM), 5.00%, 09/01/30	205	258,831
Southeastern Pennsylvania Transportation Authority, RB, 5.00%, 06/01/30	5,000	6,199,560
State Public School Building Authority, RB, (SAW), 5.00%, 04/01/22(a)	23,630	23,804,673
Wayne County Hospital & Health Facilities Authority, RB
Series A, (GTD), 5.00%, 07/01/31	460	536,481
Series A, (GTD), 4.00%, 07/01/33	440	482,107
West Cornwall Township Municipal Authority, Refunding RB
Series A, 4.00%, 11/15/27	130	143,234
Series A, 4.00%, 11/15/28	105	116,710
Series A, 4.00%, 11/15/29	140	155,706

Security	Par (000)	Value

Pennsylvania (continued)
West Cornwall Township Municipal Authority, Refunding RB (continued)
Series A, 4.00%, 11/15/30	$190	$212,982
Series A, 4.00%, 11/15/31	200	224,224
Westmoreland County Municipal Authority, Refunding RB
(BAM), 5.00%, 08/15/27	1,500	1,686,374
(BAM), 5.00%, 08/15/31	5,000	5,880,935
(BAM), 5.00%, 08/15/32	17,945	21,059,104

		322,560,533

Puerto Rico(c) — 4.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB
Series A-1, Restructured, 0.00%, 07/01/29	14,055	11,890,305
Series A-1, Restructured, 0.00%, 07/01/31	38,523	29,908,718
Series A-1, Restructured, 0.00%, 07/01/33	43,149	31,128,897
Series B-1, Restructured, 0.00%, 07/01/31	5,755	4,483,111
Series B-1, Restructured, 0.00%, 07/01/33	6,477	4,668,155

		82,079,186

Rhode Island — 1.3%
Rhode Island Health and Educational Building Corp., Refunding RB, 5.00%, 05/15/30	1,500	1,685,276
Rhode Island Housing and Mortgage Finance Corp., RB, S/F Housing, Series 68-B, 3.00%, 10/01/31	8,365	8,495,494
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/28	2,750	3,020,911
Series A, 5.00%, 06/01/29	4,500	4,940,725
Series A, 5.00%, 06/01/30	4,215	4,625,216

		22,767,622

South Carolina — 0.8%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/35	10,000	11,724,130
South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/31	2,800	3,532,743

		15,256,873

Tennessee — 0.9%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/36	2,000	2,234,906
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/31	6,210	6,737,428
Memphis-Shelby County Industrial Development Board, Refunding TA, Series A, 4.75%, 07/01/27	480	466,574
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/31	1,300	1,481,823
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(b)	5,000	6,142,215

		17,062,946

Texas — 13.6%
Arlington Higher Education Finance Corp., RB, 4.00%, 06/15/31.	3,260	3,313,960
Central Texas Regional Mobility Authority, RB, Series A, Senior Lien, 5.00%, 07/01/25(a)	4,275	4,805,955
Central Texas Turnpike System, RB Series C, 5.00%, 08/15/32	12,500	13,645,313

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Central Texas Turnpike System, RB (continued)
Series C, 5.00%, 08/15/33	$14,000	$15,270,024
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, Series C, 5.00%, 11/15/30	900	1,144,112
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/33	7,000	8,364,370
Sub-Series A, AMT, 5.00%, 07/01/30	1,200	1,486,775
City of Houston Texas Combined Utility System Revenue, Refunding RB
Series B, 1st Lien, 5.25%, 11/15/33	4,000	4,701,092
Series B, 1st Lien, 5.00%, 11/15/34	7,315	8,484,778
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/33	1,650	1,763,004
Clifton Higher Education Finance Corp., Refunding RB
Series A, 3.10%, 12/01/22	165	167,302
Series A, (PSF), 4.00%, 08/15/31	1,250	1,388,676
Series A, 3.95%, 12/01/32	1,800	1,832,362
Series A, (PSF), 4.00%, 08/15/33	1,200	1,326,150
County of Harris Texas, Refunding RB, Series C, Senior Lien, 4.00%, 08/15/33	12,325	12,488,590
County of Nueces Texas, Refunding GO
4.00%, 02/15/33	1,165	1,338,939
4.00%, 02/15/35	725	828,281
Dallas Fort Worth International Airport, Refunding RB, 5.00%, 11/01/32	5,000	6,275,825
DeSoto Independent School District, Refunding GO, (PSF), 5.00%, 08/15/30	4,030	4,992,969
Harris County Cultural Education Facilities Finance Corp., RB
Series B, 5.75%, 01/01/28	500	518,145
Series B, 6.38%, 01/01/33	460	478,236
Harris County Cultural Education Facilities Finance Corp., Refunding RB
Series A, 5.00%, 06/01/28	1,150	1,194,968
Series A, 5.00%, 01/01/33	1,090	1,120,776
Series A, 5.00%, 06/01/33	3,000	3,119,118
Leander Independent School District, Refunding GO, CAB(c)
Series D, (PSF), 0.00%, 08/15/31	1,200	832,178
Series D, (PSF), 0.00%, 08/15/32	2,000	1,343,902
Series D, (PSF), 0.00%, 08/15/33	4,485	2,865,090
Matagorda County Navigation District No.1, Refunding RB
Series A, (AMBAC), 4.40%, 05/01/30	26,120	30,241,266
Series B-2, 4.00%, 06/01/30	12,995	13,382,576
Series B, AMT, (AMBAC), 4.55%, 05/01/30	10,000	11,689,960
Midland County Fresh Water Supply District No.1, RB, CAB(c)
Series A, 0.00%, 09/15/31	6,235	4,586,291
Series A, 0.00%, 09/15/32	15,135	10,595,923
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(d)	3,805	4,000,337
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 4.00%, 08/15/29(d)	335	366,756
Socorro Independent School District, Refunding GO, Series B, (PSF), 4.00%, 08/15/34	3,000	3,393,153

Security	Par (000)	Value

Texas (continued)
Spring Branch Independent School District, 3.00%, 02/01/33	$5,000	$5,365,110
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 05/15/23(a)	20,920	21,755,126
Series B, 5.00%, 07/01/35	6,000	7,200,240
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A-1, 5.00%, 10/01/29	1,000	1,083,409
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB
5.00%, 12/15/30	15,935	19,340,230
5.00%, 12/15/32	5,000	6,220,410
Texas Public Finance Authority, Refunding RB, 4.00%, 12/01/31	1,650	1,838,663

		246,150,340

Utah — 0.3%
Utah Transit Authority, Refunding RB, Subordinate, 4.00%, 12/15/31	5,000	5,474,085

Virginia — 0.6%
Dulles Town Center Community Development Authority, Refunding SAB, 4.25%, 03/01/26	500	500,417
Fairfax County Economic Development Authority, RB, Series A, 5.00%, 12/01/23(a)	2,000	2,146,708
Hanover County Economic Development Authority, RB, 4.00%, 07/01/30(d)(f)	1,000	1,037,933
Hanover County Economic Development Authority, Refunding RB
Series A, 4.50%, 07/01/30	3,000	3,027,330
Series A, 4.50%, 07/01/32	1,100	1,109,887
Virginia Small Business Financing Authority, RB, AMT, Senior Lien, 5.00%, 07/01/34	3,940	3,942,880

		11,765,155

Washington — 2.1%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB(a)
Series A, 5.00%, 09/01/22	1,000	1,026,698
Series A, 5.25%, 09/01/22	655	673,601
Port of Seattle Washington, ARB
Series C, AMT, Intermediate Lien, 5.00%, 05/01/33	6,695	7,794,560
Series C, AMT, Intermediate Lien, 5.00%, 05/01/34	6,000	6,968,490
Washington Health Care Facilities Authority, Refunding RB, Series B, 5.00%, 08/15/35	9,485	11,105,806
Washington State Convention Center Public Facilities District, RB, 4.00%, 07/01/31	4,990	5,583,107
Washington State Housing Finance Commission, Refunding RB
5.00%, 07/01/28	1,000	1,047,096
5.00%, 07/01/33	1,100	1,150,168
WBRP 3.2, RB
Series A, 5.00%, 01/01/31	1,000	1,122,444
Series A, 5.00%, 01/01/32	1,140	1,278,879

		37,750,849

26	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

West Virginia — 0.2%
West Virginia Hospital Finance Authority, RB
Series A, 5.00%, 06/01/31	$1,950	$2,304,339
Series A, 5.00%, 06/01/33	1,100	1,296,794

		3,601,133

Wisconsin — 2.4%
Public Finance Authority, RB(d)
4.00%, 06/15/30	1,520	1,571,314
5.00%, 01/01/31	650	699,465
5.00%, 06/15/31	720	781,674
Series A, 4.00%, 07/15/29	645	688,343
Series A, 4.00%, 03/01/30	1,305	1,365,850
Series A, 3.75%, 06/01/30	345	344,907
Public Finance Authority, Refunding RB 3.00%, 12/01/26	250	264,657
4.00%, 09/01/29(d)	400	405,517
4.00%, 10/01/41(b)	7,000	8,206,786
AMT, 2.63%, 11/01/25	3,000	3,101,604
Series B, AMT, 5.25%, 07/01/28	2,250	2,286,866
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 10/01/32	4,520	4,607,448
5.00%, 04/01/35	2,500	3,016,583
Series C-4, 0.76%, 08/15/54(b)	8,200	8,221,828
Wisconsin Housing & Economic Development Authority, RB, S/F Housing, Series D, (FNMA), 3.00%, 09/01/32	7,265	7,345,598

		42,908,440

Total Municipal Bonds — 131.0% (Cost: $2,262,269,744)		2,378,717,783

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Colorado(h) — 4.5%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.25%, 11/15/29(a)	33,820	34,753,074
Series A, AMT, 4.25%, 11/15/30(a)	35,210	36,181,423
Series A, AMT, 4.25%, 11/15/31	8,085	8,308,060
Series A, AMT, 4.25%, 11/15/32	2,230	2,291,524

		81,534,081

Florida(h) — 5.3%
County of Broward Florida Airport System Revenue, ARB
Series Q-1, 4.00%, 10/01/29	17,200	17,538,987
Series Q-1, 4.00%, 10/01/30	18,095	18,451,626
Series Q-1, 4.00%, 10/01/31	18,820	19,190,915
Series Q-1, 4.00%, 10/01/32	19,575	19,960,795
Series Q-1, 4.00%, 10/01/33	20,355	20,756,167

		95,898,490

Iowa — 2.3%
State of Iowa Board of Regents, RB
4.00%, 09/01/28	3,375	3,441,088
4.00%, 09/01/29(a)	6,525	6,652,769
4.00%, 09/01/30(a)	6,325	6,448,853
4.00%, 09/01/31(a)	8,650	8,819,380

Security	Par (000)	Value

Iowa (continued)
State of Iowa Board of Regents, RB (continued)
4.00%, 09/01/32(a)	$7,750	$7,901,757
4.00%, 09/01/33(a)	9,375	9,558,577

		42,822,424

Nevada — 1.1%
County of Clark Nevada, Refunding GO, Series B, 4.00%, 11/01/34	17,710	19,504,227

New Jersey — 1.9%
State of New Jersey, GO, Series A, 4.00%, 06/01/30	30,000	34,466,490

Pennsylvania — 2.5%
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 03/01/32(h)	20,000	23,817,770
County of Lehigh Pennsylvania, Refunding RB, 4.00%, 07/01/33	22,285	22,564,962

		46,382,732

Texas(h) — 4.5%
San Antonio Public Facilities Corp., Refunding RB
4.00%, 09/15/30	15,000	15,266,600
4.00%, 09/15/31	19,475	19,821,136
4.00%, 09/15/32	18,075	18,396,253
4.00%, 09/15/33	11,000	11,195,507
4.00%, 09/15/34	11,885	12,096,236
4.00%, 09/15/35	4,500	4,579,980

		81,355,712

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.1% (Cost: $393,500,260)		401,964,156

Total Long-Term Investments — 153.1% (Cost: $2,655,770,004)		2,780,681,939

	Shares

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(i)(j)	1,913,692	1,913,692

Total Short-Term Securities — 0.1% (Cost: $1,913,427)		1,913,692

Total Investments — 153.2% (Cost: $2,657,683,431)		2,782,595,631

Other Assets Less Liabilities — 0.9%		17,107,069

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.8)%		(233,288,239)

RVMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (41.3)%		(749,721,038)

Net Assets Applicable to Common Shares — 100.0%		$1,816,693,423

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Zero-coupon bond.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT)

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)	When-issued security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between March 15, 2022 to March 1, 2026, is $171,383,041. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$50,951,950	$—	$(49,035,294	)(a)	$5,198	$(8,162)	$1,913,692	1,913,692	$1,279	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$2,378,717,783	$—	$2,378,717,783
Municipal Bonds Transferred to Tender Option Bond Trusts	—	401,964,156	—	401,964,156
Short-Term Securities
Money Market Funds	1,913,692	—	—	1,913,692

	$1,913,692	$2,780,681,939	$—	$2,782,595,631

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(233,219,979)	$—	$(233,219,979)
RVMTP Shares at Liquidation Value	—	(750,000,000)	—	(750,000,000)

	$—	$(983,219,979)	$—	$(983,219,979)

See notes to financial statements.

28	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2022	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

New York — 125.0%

Corporate — 4.2%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(a)	$420	$461,066
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	5,025	6,649,824
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(b)	665	690,795
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	320	382,798
AMT, 5.00%, 10/01/40	875	1,034,818
New York Transportation Development Corp., Refunding ARB
AMT, 2.25%, 08/01/26	1,475	1,480,995
AMT, 3.00%, 08/01/31	1,180	1,229,595
Niagara Area Development Corp., Refunding RB, Series A, AMT, 4.75%, 11/01/42(a)	2,710	2,797,335

		14,727,226

County/City/Special District/School District — 32.3%
City of New York NY, GO, Series F-1, 5.00%, 03/01/44.	2,000	2,449,420
City of New York, GO
Series A, 5.00%, 08/01/43	1,500	1,795,971
Series A-1, 5.00%, 08/01/47	2,000	2,443,992
Series C, 5.00%, 08/01/42	385	468,511
Series D, 5.38%, 06/01/32	25	25,095
Series D-1, 4.00%, 03/01/44	620	693,023
Sub-Series D-1, 5.00%, 08/01/31	1,820	1,924,368
Sub-Series F-1, 5.00%, 04/01/43	930	1,096,222
Sub-Series G-1, 5.00%, 04/01/22(c)	5,620	5,661,880
City of New York, Refunding GO
Series E, 5.00%, 02/01/23(c)	2,500	2,606,235
Series E, 5.50%, 08/01/25	1,180	1,258,890
County of Nassau New York, GO
Series B, (AGM), 5.00%, 07/01/45	1,000	1,182,156
Series C, 5.00%, 10/01/29	500	591,180
County of Nassau New York, Refunding GO, Series C, 5.00%, 10/01/31	1,420	1,672,493
Erie County Industrial Development Agency, Refunding RB, Series A, (SAW), 5.00%, 05/01/28	565	640,871
Haverstraw-Stony Point Central School District, GO, (AGM SAW), 5.00%, 10/15/36	120	128,294
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/39	2,440	2,816,892
Series A, 5.00%, 02/15/42	2,255	2,595,620
New York City Industrial Development Agency, RB(d)
(AGC), 0.00%, 03/01/35	500	358,009
(AGC), 0.00%, 03/01/42	3,710	2,073,411
(AGC), 0.00%, 03/01/45	2,000	989,898
New York City Industrial Development Agency, RB, CAB, (AGC), 0.00%, 03/01/39(d)	1,000	625,076
New York City Industrial Development Agency, Refunding RB
4.00%, 03/01/45	6,000	6,628,548
(AGM), 4.00%, 03/01/45	360	401,833
Class A, (AGM), 3.00%, 01/01/46	4,750	4,789,990
Series A, AMT, 5.00%, 07/01/22	1,000	1,016,491
Series A, AMT, 5.00%, 07/01/28	1,125	1,142,058

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
4.00%, 02/01/51(e)	$2,000	$2,279,848
Series A-2, 5.00%, 08/01/38	2,545	2,980,503
Series B-1, 4.00%, 08/01/45	2,145	2,429,558
Series D-1, 5.00%, 02/01/32	5,000	5,382,205
Sub-Series A-3, 4.00%, 08/01/43	1,035	1,133,739
Sub-Series B-1, 5.00%, 11/01/35	425	460,314
Sub-Series B-1, 5.00%, 11/01/36	340	367,912
Sub-Series E-1, 5.00%, 02/01/39	1,015	1,181,257
Sub-Series E-1, 5.00%, 02/01/42	2,500	2,508,310
Sub-Series E-1, 5.00%, 02/01/43	3,600	4,142,448
Series C-3, Subordinate, 5.00%, 05/01/41	2,445	2,891,633
New York Convention Center Development Corp., RB, CAB(d)
Series A, Senior Lien, 0.00%, 11/15/47	3,000	1,334,889
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/55	4,000	1,241,232
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	5,755	6,479,693
5.00%, 11/15/45	7,290	8,155,112
New York Liberty Development Corp., Refunding RB
Class 1, 4.00%, 09/15/35	3,035	3,045,125
Class 2, 5.00%, 09/15/43	2,420	2,429,554
Class 3, 5.00%, 03/15/44	2,760	2,771,785
Series 1, Class 1, 5.00%, 11/15/44(a)	4,545	4,889,620
Series 2, Class 2, 5.38%, 11/15/40(a)	680	748,112
Triborough Bridge & Tunnel Authority, Refunding RB, 4.00%, 05/15/56	7,000	7,802,221
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(c)	410	435,286

		113,166,783

Education — 17.4%
Albany Capital Resource Corp., Refunding RB
4.00%, 07/01/41	595	631,055
4.00%, 07/01/51	615	638,021
Series A, 5.00%, 12/01/33	175	190,383
Series A, 4.00%, 12/01/34	130	136,131
Amherst Development Corp., Refunding RB
5.00%, 10/01/43	535	582,467
5.00%, 10/01/48	410	444,068
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	345	379,531
Build NYC Resource Corp., RB
5.00%, 02/01/33(a)	405	422,349
5.75%, 02/01/49(a)	455	480,445
Series A, 4.00%, 06/15/31	350	378,908
Series A, 5.13%, 05/01/38(a)	660	730,050
Series A, 5.50%, 05/01/48(a)	270	299,431
Build NYC Resource Corp., Refunding RB
5.00%, 06/01/33	300	330,254
5.00%, 06/01/35	350	384,812
5.00%, 06/01/40	690	755,112
5.00%, 08/01/47	135	155,839
5.00%, 11/01/47	515	732,546
Series A, 5.00%, 06/01/38	750	809,108
County of Cattaraugus New York, RB
5.00%, 05/01/34	170	182,139
5.00%, 05/01/39	125	133,621

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Dobbs Ferry Local Development Corp., RB
5.00%, 07/01/39	$1,000	$1,084,135
5.00%, 07/01/44	500	538,464
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	450	533,649
5.00%, 07/01/48	680	803,018
Dutchess County Local Development Corp., Refunding RB
5.00%, 07/01/42	755	874,795
4.00%, 07/01/46	1,430	1,543,582
Geneva Development Corp., RB, 5.25%, 09/01/23(c)	900	961,766
Hempstead Town Local Development Corp., Refunding RB
5.00%, 10/01/34	310	338,023
5.00%, 10/01/35	935	1,019,052
4.00%, 07/01/37	220	244,560
5.00%, 07/01/47	320	371,596
Madison County Capital Resource Corp., Refunding RB, Series A, 4.50%, 07/01/23(c)	1,500	1,577,350
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 07/01/23(c)	960	1,016,237
New York State Dormitory Authority, RB
1st Series, (AMBAC), 5.50%, 07/01/40	1,440	2,040,422
Series A, 5.25%, 01/01/34	2,000	2,153,252
Series A, 5.50%, 01/01/39	2,000	2,160,762
Series A, 5.00%, 07/01/43	1,260	1,489,170
Series B, 5.00%, 07/01/22(c)	1,750	1,783,351
New York State Dormitory Authority, Refunding RB
5.00%, 07/01/42	300	305,152
5.00%, 07/01/44	2,130	2,303,838
Series A, 5.00%, 07/01/22(c)	3,285	3,346,640
Series A, 5.25%, 07/01/23(c)	6,820	7,243,434
Series A, 5.00%, 07/01/24(c)	500	546,033
Series A, 5.00%, 07/01/33	530	591,842
Series A, 5.00%, 07/01/34	250	278,428
Series A, 5.00%, 07/01/35	3,445	3,832,807
Series A, 5.00%, 07/01/37	835	928,411
Series A, 5.00%, 07/01/38	255	297,243
Series A, 5.00%, 07/01/43	2,960	3,290,629
Series B, 5.00%, 07/01/42	1,225	1,246,045
Onondaga County Trust for Cultural Resources, Refunding RB, 5.00%, 05/01/40	1,065	1,183,855
Orange County Funding Corp., Refunding RB
Series A, 5.00%, 07/01/37	540	547,547
Series A, 5.00%, 07/01/42	335	339,511
Schenectady County Capital Resource Corp., Refunding RB, 5.00%, 07/01/32	500	508,184
Troy Capital Resource Corp., Refunding RB
4.00%, 08/01/35	890	959,789
4.00%, 09/01/40	1,285	1,459,148
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/37	1,105	1,201,199
Series A, 5.00%, 07/01/41	500	540,536
Yonkers Economic Development Corp., RB, Series A, 5.00%, 10/15/54	300	332,708

Security	Par (000)	Value

Education (continued)
Yonkers Economic Development Corp., Refunding RB
Series A, 5.00%, 10/15/40	$70	$79,994
Series A, 5.00%, 10/15/50	115	129,387

		60,821,814

Health — 6.9%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 07/01/35.	500	544,198
Dutchess County Local Development Corp., RB, Series B, 4.00%, 07/01/41	2,150	2,330,877
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	305	329,011
Monroe County Industrial Development Corp., RB
4.00%, 12/01/41	600	648,197
5.00%, 12/01/46	960	1,088,700
Series A, 5.00%, 12/01/37	1,100	1,132,656
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46	530	590,431
Series A, 5.00%, 12/01/32	420	432,945
Nassau County Local Economic Assistance Corp., Refunding RB, 5.00%, 07/01/22(c)	2,800	2,852,539
New York State Dormitory Authority, RB, Series D, 4.25%, 05/01/39	1,000	1,007,352
New York State Dormitory Authority, Refunding RB
4.00%, 07/01/38	890	920,963
4.00%, 07/01/39	1,165	1,202,681
Series A, 5.00%, 05/01/43	3,430	3,796,259
Oneida County Local Development Corp., Refunding RB
(AGM), 3.00%, 12/01/44	1,800	1,844,480
(AGM), 4.00%, 12/01/49	1,100	1,195,576
Suffolk County Economic Development Corp., RB, Series C, 5.00%, 07/01/32	530	575,775
Tompkins County Development Corp., Refunding RB, 5.00%, 07/01/44	110	116,294
Westchester County Healthcare Corp., Refunding RB, Series B, Senior Lien, 6.00%, 11/01/30	85	85,350
Westchester County Local Development Corp., Refunding RB
5.00%, 01/01/28	675	696,221
5.00%, 01/01/34	1,750	1,802,031
5.00%, 07/01/46(a)	920	964,949

		24,157,485

Housing — 8.8%
New York City Housing Development Corp., RB, M/F Housing
3.15%, 11/01/44	250	251,606
Series B-1, 5.25%, 07/01/30	750	791,727
Series B-1, 5.25%, 07/01/32	2,970	3,113,466
Series B-1, 5.00%, 07/01/33	1,300	1,354,872
Series C-1A, 4.20%, 11/01/44	1,000	1,017,372
Series F-1, (FHA), 2.50%, 11/01/51	5,000	4,563,760
New York City Housing Development Corp., Refunding RB, M/F Housing
Series B-1-A, 3.65%, 11/01/49	1,715	1,755,033
Series D-A1, (FHA), 2.30%, 11/01/45	2,665	2,334,423
New York State Housing Finance Agency RB, M/F Housing, Series G, (SONYMA), 2.60%, 11/01/46	6,000	5,503,710

30	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
New York State Housing Finance Agency, RB, M/F Housing
Series B, (FHLMC SONYMA, FNMA, GNMA), 4.00%, 11/01/42	$110	$114,810
Series E, (SONYMA FNMA), 4.15%, 11/01/47	1,485	1,542,945
Series H, 4.25%, 11/01/51	1,000	1,053,380
Series J-1, (SONYMA HUD SECT 8), 2.88%, 11/01/56	2,750	2,537,766
Series M-1, (FHA), 2.65%, 11/01/54	1,600	1,434,801
Series P, 3.15%, 11/01/54	1,420	1,385,483
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.70%, 10/01/47	2,000	1,928,376

		30,683,530

State — 12.5%
New York City Transitional Finance Authority Building Aid Revenue, RB, Sub-Series S-1B, (SAW), 4.00%, 07/15/42	1,500	1,675,956
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB
(SAW), 4.00%, 07/15/37	1,145	1,326,408
Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	5,715	6,397,902
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/36	1,905	2,197,640
Series A, 5.00%, 03/15/39	760	902,529
Series A, 5.00%, 02/15/42	2,250	2,563,240
Series A, 5.00%, 03/15/43	265	314,531
Series B, 5.00%, 03/15/37	2,070	2,079,715
Series B, 5.00%, 03/15/38	560	649,159
Series B, 5.00%, 03/15/39	960	1,113,041
Series C, 4.00%, 03/15/45	1,225	1,344,907
New York State Dormitory Authority, Refunding RB
5.00%, 05/15/29	2,000	2,024,202
Series A, 5.25%, 03/15/39	3,045	3,680,093
Series E, 5.00%, 03/15/41	2,200	2,642,471
New York State Thruway Authority Highway & Bridge Trust Fund, Refunding RB, Series A, 5.00%, 04/01/32	2,750	2,768,359
New York State Thruway Authority, Refunding RB, Series A-1, 4.00%, 03/15/44	2,500	2,813,212
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/49	4,565	5,078,471
Series C, 5.00%, 03/15/30	1,885	1,968,719
Series C, 5.00%, 03/15/32	2,000	2,087,830

		43,628,385

Tobacco — 3.5%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	400	417,610
5.00%, 06/01/48	500	520,748
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	1,400	1,420,797
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	430	468,916
Series A-2-B, 5.00%, 06/01/51	2,340	2,546,395
Series C, 4.00%, 06/01/51	2,250	2,284,873
Niagara Tobacco Asset Securitization Corp., Refunding RB
5.25%, 05/15/34	250	270,886

Security	Par (000)	Value

Tobacco (continued)
Niagara Tobacco Asset Securitization Corp., Refunding RB (continued)
5.25%, 05/15/40	$630	$674,417
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	910	1,020,763
Westchester Tobacco Asset Securitization Corp., Refunding RB
Sub-Series C, 4.00%, 06/01/42	1,130	1,194,178
Sub-Series C, 5.13%, 06/01/51	1,225	1,364,542

		12,184,125

Transportation — 25.6%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	1,015	1,156,127
Metropolitan Transportation Authority, RB
Series A-1, 5.25%, 11/15/23(c)	1,080	1,162,598
Series E, 5.00%, 11/15/38	5,650	5,967,411
Metropolitan Transportation Authority, Refunding RB
Series A-1, 5.25%, 11/15/57	1,000	1,120,287
Series B, 5.00%, 11/15/37	1,000	1,125,813
Series D, 5.25%, 11/15/23(c)	1,660	1,786,957
Series F, 5.00%, 11/15/30	3,500	3,602,543
Sub-Series B-1, 5.00%, 11/15/31	1,500	1,601,024
Sub-Series B-1, 5.00%, 11/15/51	480	549,900
Sub-Series B-2, 4.00%, 11/15/34	1,750	1,961,428
Sub-Series C-1, 5.00%, 11/15/34	1,860	2,075,914
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,160	5,432,267
New York Liberty Development Corp., Refunding RB
Series 1, 4.00%, 02/15/43	2,385	2,658,452
Series 1, 2.75%, 02/15/44	3,125	3,000,178
Series-A, 3.00%, 11/15/51	8,795	8,605,186
New York State Bridge Authority, RB, Series A, 4.00%, 01/01/51	1,110	1,259,521
New York State Thruway Authority, RB
Series A, Junior Lien, 5.00%, 01/01/41	365	407,781
Series A, Junior Lien, 5.25%, 01/01/56	1,130	1,261,757
New York State Thruway Authority, Refunding RB
Series J, 5.00%, 01/01/41	2,500	2,668,450
Series K, 5.00%, 01/01/32	3,325	3,673,460
Series L, 5.00%, 01/01/33	90	106,475
Series L, 5.00%, 01/01/34	140	165,011
Series L, 5.00%, 01/01/35	170	200,220
Series B, Subordinate, 4.00%, 01/01/45	1,300	1,428,125
Series B, Subordinate, 4.00%, 01/01/53	675	740,223
New York Transportation Development Corp., ARB
Series A, AMT, (AGM-CR), 4.00%, 07/01/41	1,100	1,140,191
Series A, AMT, 5.00%, 07/01/41	1,040	1,123,999
Series A, AMT, 5.00%, 07/01/46	1,270	1,368,061
Series A, AMT, 5.25%, 01/01/50	7,895	8,379,658
New York Transportation Development Corp., RB, AMT, 4.00%, 04/30/53	2,000	2,195,226
Port Authority of New York & New Jersey, ARB, Consolidated, 220th Series, AMT, 4.00%, 11/01/59	2,320	2,504,885
Port Authority of New York & New Jersey, Refunding ARB
Series 179, 5.00%, 12/01/38	820	873,984
178th Series, AMT, 5.00%, 12/01/43	930	987,751
195th Series, AMT, 5.00%, 04/01/36	750	859,505
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	1,120	1,140,260

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB (continued)
Series 178th, AMT, 5.00%, 12/01/33	$750	$799,352
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/42	1,000	1,161,105
Series A, 5.00%, 11/15/56	360	441,215
Series B, 5.00%, 11/15/40	870	982,626
Series B, 5.00%, 11/15/45	310	347,720
Series C- 2, 4.00%, 05/15/46	5,000	5,656,160
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/29	810	850,451
Series A, 5.25%, 11/15/45	1,330	1,488,738
Series A, 5.00%, 11/15/50	1,000	1,104,577
Series B, 5.00%, 11/15/38	725	845,586
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series B, 0.00%, 11/15/32(d)	2,335	1,826,633

		89,794,791

Utilities — 13.8%
Long Island Power Authority, RB
(AGM), 0.00%, 06/01/28(d)	3,515	3,100,782
5.00%, 09/01/36	340	399,655
5.00%, 09/01/38	3,375	4,040,297
5.00%, 09/01/42	290	339,142
5.00%, 09/01/47	1,640	1,910,758
Series C, (AGC), 5.25%, 09/01/29	4,000	4,947,724
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/46	515	587,861
New York City Water & Sewer System, RB
3.00%, 06/15/51	5,000	5,086,610
Series DD-1, 4.00%, 06/15/50	3,965	4,434,393
Series CC-1, Subordinate, 4.00%, 06/15/51	5,000	5,653,515
New York City Water & Sewer System, Refunding RB
4.00%, 06/15/40	1,825	2,081,854
Series DD, 5.25%, 06/15/47	245	285,149
Series EE, 5.00%, 06/15/40	700	826,043
Series HH, 5.00%, 06/15/39	3,500	3,913,277
Sub-Series AA-1, 4.00%, 06/15/50	1,000	1,124,557
Sub-Series FF-2, Subordinate, 4.00%, 06/15/41	455	514,070
New York State Environmental Facilities Corp., RB
Series B, 5.00%, 09/15/40	635	704,867
Series B, Subordinate, 5.00%, 06/15/48	1,760	2,097,010
Utility Debt Securitization Authority, Refunding RB, Series TE, Restructured, 5.00%, 12/15/41	5,690	6,079,941
Western Nassau County Water Authority, RB, Series A, 5.00%, 04/01/25(c)	250	279,878

		48,407,383

Total Municipal Bonds in New York		437,571,522

Puerto Rico — 6.2%

State — 5.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,731	1,893,996
Series A-1, Restructured, 5.00%, 07/01/58	7,731	8,601,665
Series A-2, Restructured, 4.33%, 07/01/40	3,004	3,260,842
Series A-2, Restructured, 4.78%, 07/01/58	1,544	1,695,374

Security	Par (000)	Value

State (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series B-1, Restructured, 4.75%, 07/01/53	$130	$142,552
Series B-2, Restructured, 4.78%, 07/01/58	126	138,447
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	5,916	1,913,359

		17,646,235

Tobacco — 0.4%
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	1,385	1,413,038

Utilities — 0.8%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 5.00%, 07/01/33	2,160	2,199,215
Series A, Senior Lien, 5.13%, 07/01/37	620	631,450

		2,830,665

Total Municipal Bonds in Puerto Rico		21,889,938

Total Municipal Bonds — 131.2% (Cost: $438,258,872)		459,461,460

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

New York — 28.1%

County/City/Special District/School District — 4.4%
City of New York, GO
Sub-Series I-1, 5.00%, 03/01/36	2,250	2,421,453
Sub-Series-D1, Series D, 5.00%, 12/01/43(g)	4,000	4,760,558
City of New York, Refunding GO, Series B, 4.00%, 08/01/32	1,790	1,901,401
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series F-1, 5.00%, 05/01/38	1,424	1,660,029
New York Liberty Development Corp., Refunding RB, Class 1, 5.00%, 09/15/40	4,695	4,716,516

		15,459,957

Education — 1.2%
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(c)	4,037	4,286,651

Housing — 1.6%
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43	5,360	5,754,574

State — 3.3%
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/32	1,000	1,194,032
New York State Dormitory Authority, Refunding RB, Series C, 5.00%, 03/15/39	1,000	1,187,645
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/47	3,503	3,841,027

32	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Sales Tax Asset Receivable Corp., Refunding RB(c)
Series A, 4.00%, 10/15/24	$2,850	$3,070,809
Series A, 5.00%, 10/15/31	1,995	2,202,171

		11,495,684

Transportation — 10.9%
New York State Thruway Authority, Refunding RB(g)
Series B, Subordinate, 4.00%, 01/01/45	5,998	6,589,394
Series B, Subordinate, 4.00%, 01/01/53	4,489	4,922,728
Port Authority of New York & New Jersey, ARB, AMT, Series 221, 4.00%, 07/15/60	2,864	3,110,134
Port Authority of New York & New Jersey, Refunding ARB
194th Series, 5.25%, 10/15/55	2,925	3,300,823
Consolidated, Series 211, 5.00%, 09/01/48	4,760	5,606,395
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/54(g)	8,059	9,080,372
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/46	3,000	3,399,631
Series C-2, 5.00%, 11/15/42	1,665	1,975,594

		37,985,071

Utilities — 6.7%
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60.	7,126	7,915,482
Utility Debt Securitization Authority, Refunding RB
Series A, Restructured, 5.00%, 12/15/35	3,000	3,457,746
Series B, 4.00%, 12/15/35	840	928,703
Series TE, Restructured, 5.00%, 12/15/41	10,587	11,312,330

		23,614,261

Total Municipal Bonds in New York		98,596,198

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 28.1% (Cost: $93,791,161)		98,596,198

Total Long-Term Investments — 159.3% (Cost: $532,050,033)		558,057,658

Security	Shares	Value

Short-Term Securities

Money Market Funds — 6.9%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.01%(h)(i)	24,108,143	$24,108,143

Total Short-Term Securities — 6.9% (Cost: $24,108,143)		24,108,143

Total Investments — 166.2% (Cost: $556,158,176)		582,165,801

Other Assets Less Liabilities — 0.5%		1,584,949

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.6)%		(54,514,752)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (51.1)%		(179,045,017)

Net Assets Applicable to Common Shares — 100.0%		$350,190,981

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	When-issued security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between December 1, 2026 to May 15, 2028, is $14,850,375.

See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio	$8,503,848	$15,604,295	(a)	$—	$—	$—	$24,108,143	24,108,143	$271	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock New York Municipal Income Trust (BNY)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	86	03/22/22	$11,005	$157,587
U.S. Long Bond	72	03/22/22	11,198	223,152
5-Year U.S. Treasury Note	72	03/31/22	8,584	86,467

				$467,206

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$467,206	$—	$467,206

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$14,422	$—	$14,422

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,579,581	$—	$1,579,581

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$37,363,301

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$459,461,460	$—	$459,461,460
Municipal Bonds Transferred to Tender Option Bond Trusts.	—	98,596,198	—	98,596,198

34	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock New York Municipal Income Trust (BNY)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$24,108,143	$—	$—	$24,108,143

	$24,108,143	$558,057,658	$—	$582,165,801

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts.	$467,206	$—	$—	$467,206

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(54,502,256)	$—	$(54,502,256)
VRDP Shares at Liquidation Value	—	(179,400,000)	—	(179,400,000)

	$—	$(233,902,256)	$—	$(233,902,256)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Statements of Assets and Liabilities (unaudited)

January 31, 2022

	BFZ	BTT	BNY

ASSETS
Investments, at value — unaffiliated(a)	$785,000,178	$2,780,681,939	$558,057,658
Investments, at value — affiliated(b)	1,113,987	1,913,692	24,108,143
Cash pledged for futures contracts	1,005,000	—	453,000
Receivables:
Investments sold	8,200,847	5,862,125	15,000
Dividends — affiliated	9	9	101
Interest — unaffiliated	8,460,337	25,310,004	5,162,777
From the Manager	—	—	70,588
Variation margin on futures contracts	23,188	—	15,750
Prepaid expenses	7,223	17,108	31,326

Total assets	803,810,769	2,813,784,877	587,914,343

ACCRUED LIABILITIES
Payables:
Investments purchased	75,365	8,402,498	2,288,720
Accounting services fees	19,332	114,403	36,409
Custodian fees	3,980	11,276	3,110
Income dividend distributions — Common Shares	1,347,692	4,399,548	1,392,027
Interest expense and fees	39,445	68,260	12,496
Investment advisory fees	395,471	965,939	285,625
Trustees’ and Officer’s fees	83,582	17,209	60,304
Other accrued expenses	4,519	12,878	17,980
Professional fees	64,243	107,934	49,978
Transfer agent fees	17,226	50,492	24,176
Variation margin on futures contracts	19,793	—	5,264

Total accrued liabilities	2,070,648	14,150,437	4,176,089

OTHER LIABILITIES
TOB Trust Certificates	159,275,836	233,219,979	54,502,256
RVMTP Shares, at liquidation value of $5,000,000 per share, net of deferred offering costs(c)(d)(e)	—	749,721,038	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	—	—	179,045,017
VMTP Shares, at liquidation value of $100,000 per share(c)(d)(e)	171,300,000	—	—

Total other liabilities	330,575,836	982,941,017	233,547,273

Total liabilities	332,646,484	997,091,454	237,723,362

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$471,164,285	$1,816,693,423	$350,190,981

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$439,679,321	$1,680,559,310	$337,017,973
Accumulated earnings	31,484,964	136,134,113	13,173,008

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$471,164,285	$1,816,693,423	$350,190,981

Net asset value per Common Share	$15.03	$25.77	$14.21

(a) Investments, at cost — unaffiliated	$757,110,222	$2,655,770,004	$532,050,033
(b) Investments, at cost — affiliated	$1,113,987	$1,913,427	$24,108,143
(c) Preferred Shares outstanding	1,713	150	1,794
(d) Preferred Shares authorized	1,713	150	Unlimited
(e) Par value per Preferred Share	$0.001	$0.001	$0.001
(f) Common Shares outstanding	31,341,683	70,505,571	24,637,649
(g) Common Shares authorized	Unlimited	Unlimited	Unlimited
(h) Par value per Common Share	$0.001	$0.001	$0.001

See notes to financial statements.

36	2 0 2 2 B L A C K R O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (unaudited)

Six Months Ended January 31, 2022

	BFZ	BTT	BNY

INVESTMENT INCOME
Dividends — affiliated.	$2,733	$1,279	$271
Interest — unaffiliated	12,374,062	43,622,244	10,215,113

Total investment income	12,376,795	43,623,523	10,215,384

EXPENSES
Investment advisory	2,378,793	5,796,268	1,713,815
Professional	26,684	28,812	21,725
Accounting services	23,023	138,129	51,901
Transfer agent	15,482	35,825	17,183
Trustees and Officer	15,087	56,181	12,825
Registration	5,566	12,358	2,502
Custodian	5,192	13,657	3,816
Liquidity fees	—	—	9,211
Remarketing fees on Preferred Shares	—	—	9,044
Miscellaneous	36,856	44,302	47,944

Total expenses excluding interest expense, fees and amortization of offering costs	2,506,683	6,125,532	1,889,966
Interest expense, fees and amortization of offering costs(a)	1,260,313	3,268,262	1,036,608

Total expenses	3,766,996	9,393,794	2,926,574
Less:
Fees waived and/or reimbursed by the Manager	(10)	(2,163)	—

Total expenses after fees waived and/or reimbursed	3,766,986	9,391,631	2,926,574

Net investment income	8,609,809	34,231,892	7,288,810

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,955,752	3,082,815	650,979
Investments — affiliated	(2,638)	5,198	—
Futures contracts	746,129	—	14,422

	4,699,243	3,088,013	665,401

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(43,772,410)	(120,249,296)	(27,906,351)
Investments — affiliated	—	(8,162)	—
Futures contracts	1,349,871	—	1,579,581

	(42,422,539)	(120,257,458)	(26,326,770)

Net realized and unrealized loss	(37,723,296)	(117,169,445)	(25,661,369)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(29,113,487)	$(82,937,553)	$(18,372,559)

(a)	Related to TOB Trusts, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets

	BFZ		BTT
	Six Months Ended 01/31/22 (unaudited)	Year Ended 07/31/21	Six Months Ended 01/31/22 (unaudited)	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$8,609,809	$16,844,879	$34,231,892	$70,469,877
Net realized gain	4,699,243	5,284,184	3,088,013	7,080,617
Net change in unrealized appreciation (depreciation)	(42,422,539)	6,080,558	(120,257,458)	46,399,740

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(29,113,487)	28,209,621	(82,937,553)	123,950,234

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(10,377,858)	(15,094,334)	(26,397,286)	(52,794,572)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(2,813,059)	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(39,491,345)	10,302,228	(109,334,839)	71,155,662
Beginning of period	510,655,630	500,353,402	1,926,028,262	1,854,872,600

End of period	$471,164,285	$510,655,630	$1,816,693,423	$1,926,028,262

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets   (continued)

	BNY
	Six Months Ended 01/31/22 (unaudited)		Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$7,288,810		$10,829,434
Net realized gain.	665,401		1,054,844
Net change in unrealized appreciation (depreciation)	(26,326,770)		5,496,520

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(18,372,559)		17,380,798

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(8,430,258	)(b)	(11,402,477)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	—		174,624,251
Reinvestment of common distributions	349,246		197,657
Redemption of shares resulting from share repurchase program (including transaction costs)	—		(129)

Net increase in net assets derived from capital share transactions	349,246		174,821,779

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(26,453,571)		180,800,100
Beginning of period	376,644,552		195,844,452

End of period	$350,190,981		$376,644,552

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Cash Flows   (unaudited)

Six Months Ended January 31, 2022

	BFZ	BTT	BNY

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(29,113,487)	$(82,937,553)	$(18,372,559)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities
Proceeds from sales of long-term investments.	171,616,751	48,852,652	77,295,414
Purchases of long-term investments	(189,733,090)	(112,727,497)	(46,960,214)
Net proceeds from sales (purchases) of short-term securities	(1,116,625)	49,035,294	(15,604,295)
Amortization of premium and accretion of discount on investments and other fees.	3,816,264	8,084,301	1,855,570
Net realized gain on investments	(3,953,114)	(3,088,013)	(650,979)
Net unrealized depreciation on investments	43,772,410	120,257,458	27,906,351
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(3)	258	(30)
From the Manager	—	—	109,756
Interest — unaffiliated	105,117	(874,346)	373,354
Variation margin on futures contracts	(23,188)	—	(15,750)
Prepaid expenses	18,770	(13,683)	11,221

Increase (Decrease) in Liabilities
Payables
Accounting services fees	(23,304)	(136,567)	(62,837)
Custodian fees	(3,561)	(13,469)	(4,971)
Interest expense and fees	5,544	10,174	(839)
Investment advisory fees	(10,904)	(18,881)	(7,936)
Trustees’ and Officer’s fees	(23,992)	4,435	(11,990)
Other accrued expenses	(5,866)	(59,509)	(25,311)
Professional fees	(30,001)	(44,024)	(21,647)
Transfer agent fees	(645)	50,492	24,176
Variation margin on futures contracts	(102,430)	—	(115,175)

Net cash provided by (used for) operating activities	(4,805,354)	26,381,522	25,721,309

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders.	(10,377,858)	(26,397,286)	(8,079,697)
Repayments of TOB Trust Certificates	(1,978,234)	(450,000)	(18,214,288)
Repayments of Loan for TOB Trust Certificates	(1,978,234)	(450,000)	(443,289)
Proceeds from TOB Trust Certificates	17,978,234	450,000	443,289
Proceeds from Loan for TOB Trust Certificates	1,978,234	450,000	443,289
Decrease in bank overdraft	(377,788)	—	—
Amortization of deferred offering costs	—	15,764	9,682

Net cash provided by (used for) for financing activities	5,244,354	(26,381,522)	(25,841,014)

CASH
Net increase (decrease) in restricted and unrestricted cash	439,000	—	(119,705)
Restricted and unrestricted cash at beginning of period	566,000	—	572,705

Restricted and unrestricted cash at end of period	$1,005,000	$—	$453,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,254,769	$3,242,324	$1,027,765

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$—	$—	$349,246

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	1,005,000	—	453,000

	$1,005,000	$—	$453,000

See notes to financial statements.

40	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BFZ
	Six Months Ended 01/31/22 (unaudited)		Year Ended July 31,
			2021	2020	2019	2018	2017

Net asset value, beginning of period.	$16.29		$15.86	$15.25	$14.81	$15.34	$16.35

Net investment income(a)	0.27		0.54	0.48	0.52	0.65	0.73
Net realized and unrealized gain (loss)	(1.20)		0.37	0.60	0.63	(0.51)	(0.97)

Net increase (decrease) from investment operations	(0.93)		0.91	1.08	1.15	0.14	(0.24)

Distributions to Common Shareholders(b)
From net investment income	(0.26)		(0.48)	(0.47)	(0.55)	(0.67)	(0.77)
From net realized gain	(0.07)		—	—	(0.16)	—	—

Total distributions to Common Shareholders	(0.33)		(0.48)	(0.47)	(0.71)	(0.67)	(0.77)

Net asset value, end of period	$15.03		$16.29	$15.86	$15.25	$14.81	$15.34

Market price, end of period	$13.42		$15.01	$13.79	$13.50	$12.75	$14.71

Total Return Applicable to Common Shareholders(c)
Based on net asset value.	(5.60	)%(d)	6.24%	7.69%	8.89%	1.41%	(1.22)%

Based on market price	(8.53	)%(d)	12.59%	5.77%	11.96%	(8.95)%	(7.59)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.50	%(f)	1.49%	2.17%	2.76%	2.41%	2.14%

Total expenses after fees waived and/or reimbursed	1.50	%(f)	1.49%	2.17%	2.76%	2.41%	2.14%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)	1.00	%(f)	1.01%	1.02%	1.06%	1.05%	1.07%

Net investment income to Common Shareholders	3.42	%(f)	3.37%	3.14%	3.56%	4.33%	4.73%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$471,164		$510,656	$500,353	$486,586	$472,407	$489,328

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$171,300		$171,300	$171,300	$171,300	$171,300	$171,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$375,052		$398,106	$392,092	$384,055	$375,778	$385,656

Borrowings outstanding, end of period (000)	$159,276		$143,276	$143,276	$156,312	$157,126	$169,863

Portfolio turnover rate	22%		19%	38%	51%	45%	38%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BTT
	Six Months Ended 01/31/22 (unaudited)		Year Ended July 31,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$27.32		$26.31	$25.60	$23.62	$23.83	$25.38

Net investment income(a)	0.49		1.00	0.92	0.80	0.85	0.90
Net realized and unrealized gain (loss)	(1.67)		0.76	0.54	1.93	(0.21)	(1.50)

Net increase (decrease) from investment operations	(1.18)		1.76	1.46	2.73	0.64	(0.60)

Distributions to Common Shareholders from net investment income(b)	(0.37)		(0.75)	(0.75)	(0.75)	(0.85)	(0.95)

Net asset value, end of period	$25.77		$27.32	$26.31	$25.60	$23.62	$23.83

Market price, end of period	$25.05		$26.27	$24.78	$23.49	$21.43	$23.14

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(4.29	)%(d)	6.92%	6.04%	12.17%	3.04%	(2.14)%

Based on market price	(3.24	)%(d)	9.16%	8.84%	13.45%	(3.73)%	(0.51)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	0.99	%(f)	1.01%	1.56%	2.07%	1.76%	1.49%

Total expenses after fees waived and/or reimbursed	0.99	%(f)	1.01%	1.56%	2.07%	1.76%	1.49%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)	0.64	%(f)	0.65%	0.67%	0.69%	0.69%	0.68%

Net investment income to Common Shareholders	3.59	%(f)	3.74%	3.60%	3.31%	3.55%	3.80%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,816,693		$1,926,028	$1,854,873	$1,804,738	$1,665,198	$1,679,841

RVMTP Shares outstanding at $5,000,000 liquidation value, end of period (000)	$750,000		$750,000	$750,000	$750,000	$750,000	$750,000

Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of period	$342,226		$356,804	$347,316	$340,632	$16,101,317	$16,198,941

Borrowings outstanding, end of period (000)	$233,220		$233,220	$261,820	$261,820	$261,820	$184,115

Portfolio turnover rate	2%		9%	5%	21%	23%	32%

(a)	Based on average Common Shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

42	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BNY
	Six Months Ended 01/31/22 (unaudited)		Year Ended July 31,
			2021		2020		2019		2018		2017

Net asset value, beginning of period.	$15.30		$15.09		$15.09		$14.52		$15.04		$15.94

Net investment income(a)	0.30		0.66		0.61		0.58		0.60		0.67
Net realized and unrealized gain (loss)	(1.05)		0.28		(0.05)		0.52		(0.48)		(0.85)

Net increase (decrease) from investment operations	(0.75)		0.94		0.56		1.10		0.12		(0.18)

Distributions to Common Shareholders from net investment income(b)	(0.34	)(c)	(0.73)		(0.56)		(0.53)		(0.64)		(0.72)

Net asset value, end of period	$14.21		$15.30		$15.09		$15.09		$14.52		$15.04

Market price, end of period	$13.32		$15.49		$14.10		$13.81		$12.53		$15.37

Total Return Applicable to Common Shareholders(d)
Based on net asset value.	(4.93	)%(e)	6.55%		4.12%		8.33%		1.13%		(0.93)%

Based on market price	(11.98	)%(e)	15.45%		6.30%		14.88%		(14.61)%		(3.43)%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	1.58	%(g)	1.74	%(h)	2.36%		2.73%		2.45%		2.15%

Total expenses after fees waived and/or reimbursed	1.58	%(g)	1.74	%(h)	2.36%		2.73%		2.45%		2.14%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs	1.02	%(g)(i)	1.16	%(h)(j)	1.16	%(k)	1.14	%(k)	1.12	%(k)	1.12	%(k)

Net investment income to Common Shareholders	3.93	%(g)	4.35%		4.06%		3.98%		4.06%		4.45%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$350,191		$376,645		$195,844		$195,868		$188,452		$195,029

VRDP Shares outstanding at $ 100,000 liquidation value, end of period (000)	$179,400		$179,400		$—		$—		$—		$—

Asset coverage per VRDP Shares at $ 100,000 liquidation value, end of period	$295,201		$309,947		$—		$—		$—		$—

VMTP Shares outstanding at $ 100,000 liquidation value, end of period (000)	$—		$—		$94,500		$94,500		$94,500		$94,500

Asset coverage per VMTP Shares at $ 100,000 liquidation value, end of period	$—		$—		$307,243		$307,268		$299,420		$306,379

Borrowings outstanding, end of period (000)	$54,502		$72,273		$42,523		$35,517		$31,865		$32,047

Portfolio turnover rate	8%		12%		17%		23%		9%		16%

(a)	Based on average Common Shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

(h)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.69%, 1.69% and 1.11%, respectively.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

(j)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP/VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

(k)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock California Municipal Income Trust	BFZ	Delaware	Diversified
BlackRock Municipal 2030 Target Term Trust	BTT	Delaware	Diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Prior Year Reorganization: The Board and shareholders of BNY (the “Acquiring Trust”) and the Board and shareholders of each of BlackRock New York Municipal Income Quality Trust (“BSE”) and BlackRock New York Municipal Income Trust II (“BFY”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganization of each Target Fund into the Acquiring Trust. As a result, the Acquiring Trust acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Trust.

Each Common Shareholder of a Target Fund received Common Shares of the Acquiring Trust in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on April 9, 2021, less the costs of the Target Fund’s reorganizations. Cash was distributed for any fractional shares.

Each Preferred Shareholder of a Target Fund received Preferred Shares of the Acquiring Trust in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Trust in the following amounts and at the following conversion ratios:

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	BNY’s Share Class	Shares of BNY
BSE	Common	6,519,660	0.99230421	Common	6,469,482(a)
BFY	Common	5,004,922	1.03013075	Common	5,155,719(a)
BSE	VRDP	405	1	VRDP	405
BFY	VRDP	444	1	VRDP	444

(a)	Net of fractional shares redeemed.

Each Target Fund’s net assets and composition of net assets on April 9, 2021, the valuation date of the reorganization were as follows:

	BSE	BFY
Net assets applicable to Common Shareholders	$97,179,129	$77,445,122
Paid-in-capital	88,938,448	69,414,009
Accumulated earnings	8,240,681	8,031,113

For financial reporting purposes, assets received and shares issued by the Acquiring Trust were recorded at fair value. However, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Acquiring Trust’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of the Acquiring Trust before the reorganizations were $195,030,274. The aggregate net assets applicable to Common Shareholders of the Acquiring Trust immediately after the reorganizations amounted to $369,654,525. Each Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BSE	$160,831,765	$149,307,403	$24,950,172	$40,500,000
BFY	132,426,866	121,683,946	12,569,988	44,400,000

The purpose of these transactions was to combine three funds managed by the Manager with similar or substantially similar (but not identical) investment objectives and similar investment strategies, policies and restrictions and portfolio compositions. Each reorganization was a tax-free event and was effective on April 12, 2021.

44	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Assuming the reorganization had been completed on August 1, 2020, the beginning of the fiscal reporting period of the Acquiring Trust, the pro forma results of operations for the year ended July 31, 2021, are as follows:

•	Net investment income: $15,926,720

•	Net realized and change in unrealized gain/loss on investments: $5,586,398

•	Net increase in net assets resulting from operations: $21,513,118

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Acquiring Trust’s Statements of Operations since April 12, 2021.

Reorganization costs incurred in connection with the reorganization were expensed by BNY.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust

46	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BFZ	$57,801	$339,192	$101,044	$498,037
BTT	118,422	390,505	307,066	815,993
BNY	27,529	138,816	47,066	213,411

For the six months ended January 31, 2022, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BFZ	$357,260,998		$159,275,836		0.06% — 0.15%	$ 151,578,286	0.65%
BTT	401,964,156		233,219,979		0.09 — 0.31	233,166,174	0.69
BNY	98,596,198		54,502,256		0.07 — 0.14	66,179,112	0.64

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, a Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at January 31, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at January 31, 2022.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (unaudited) (continued)

For the six months ended January 31, 2022, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

Trust Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BFZ	$—	—%	$21,503	0.68%
BTT	—	—	53,804	0.69
BNY	—	—	16,864	0.78

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BTT, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets:

	BFZ	BNY
Investment advisory fees	0.58%	0.55%

For purposes of calculating these fees, for each Trust except for BTT, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For such services, BTT pays the Manager a monthly fee at an annual rate equal to 0.40% of the average daily value of the Trust’s managed assets.

Expense Waivers and Reimbursements: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2022, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BFZ	$10
BTT	2,163

48	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended January 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
BFZ	$189,808,455	$179,817,598
BTT	118,134,257	54,589,777
BNY	49,248,934	77,270,414

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of January 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of July 31, 2021, the Trusts had non-expiring capital loss carryforwards, subject to limitations, amounts available to offset future realized capital gains as follows:

Trust Name	Non-Expiring
BFZ	$1,192,776
BTT	18,290,957
BNY	14,286,943

As of January 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BFZ	$599,714,064	$35,387,652	$(7,731,429)	$27,656,223
BTT	2,425,518,065	133,682,903	(9,825,316)	123,857,587
BNY	501,818,098	30,763,370	(4,450,717)	26,312,653

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (unaudited) (continued)

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Investment Objective Risk: There is no assurance that BTT will achieve its investment objectives, including its investment objective of returning $25.00 per share. As BTT approaches its scheduled termination date, it is expected that the maturity of BTT’s portfolio securities will shorten, which is likely to reduce BTT’s income and distributions to shareholders.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

50	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Certain Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10. CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. The par value for each Trust’s Preferred Shares outstanding is $0.001. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Six Months Ended 01/31/22	Year Ended 07/31/21
BNY	23,267	13,107

For the six months ended January 31, 2022 and the year ended July 31, 2021, shares issued and outstanding remained constant for BFZ and BTT.

For the year ended July 31, 2021, Common Shares issued and outstanding increased by 11,625,210 as a result of the reorganization of BNY.

For the year ended July 31, 2021, Common Shares issued and outstanding decreased by 9 as a result of a redemption of fractional shares from the reorganization of BNY.

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each of BFZ and BNY may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. From December 1, 2021 through November 30, 2022, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021 for each Trust (other than BTT) or November 18, 2021 (for BTT) subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the six months ended January 31, 2022, BNY and BTT did not repurchase any shares.

The total cost of the shares repurchased is reflected in BFZ’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	BFZ
	Shares	Amounts
Six Months Ended January 31, 2022	—	$—
Year Ended July 31, 2021	209,100	2,813,059

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (unaudited) (continued)

VRDP Shares

BNY (for purposes of this section, a “VRDP Trust”) has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BNY	03/31/21	945	$94,500,000	03/31/51
	04/12/21	849	84,900,000	03/31/51

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

BNY
Expiration date	04/30/23

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Trust Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings
BNY	Aa2	AA

Special Rate Period: A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, BNY’s special rate period has commenced on March 31, 2021 and has a current expiration date of April 15, 2023.

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended January 31, 2022, the annualized dividend rate for the VRDP Shares was 0.91%.

For the six months ended January 31, 2022, VRDP Shares issued and outstanding of the VRDP Trust remained constant.

VMTP Shares

52	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

BFZ (for purposes of this section, a “VMTP Trust”) has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BFZ	03/22/12	1,713	$171,300,000	03/30/23	Aa2	AA

Redemption Terms: A VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended January 31, 2022, the average annualized dividend rate for the VMTP Shares was 0.89%.

For the six months ended January 31, 2022, VMTP Shares issued and outstanding of BFZ remained constant.

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation preference per share, in privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. As of period end, the RVMTP Shares outstanding of BTT were as follows:

Trust Name	Issue Date	Shares Issued	Shares Outstanding	Aggregate Principal	Term Redemption Date
BTT	01/10/13	50	50	$250,000,000	12/31/30
	01/10/13	50	50	250,000,000	12/31/30
	02/20/13	50	50	250,000,000	12/31/30

Redemption Terms: BTT is required to redeem its RVMTP Shares on the term redemption date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30 days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder.

Dividends: Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to a percentage of the one-month LIBOR rate. The fixed rate spread may be adjusted at each remarketing or upon the agreement of BTT and the then-holder(s) of the RVMTP Shares. In the event that all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing would occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

For the six months ended January 31, 2022, the average annualized dividend rate for the RVMTP Shares was 0.65%.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements  (unaudited) (continued)

Remarketing: In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance and as of period end, the RVMTP Shares were assigned long-term ratings of Aa2 from Moody’s and AA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

During the six months ended January 31, 2022, no RVMTP Shares were tendered for remarketing.

For the six months ended January 31, 2022, RVMTP Shares issued and outstanding of BTT remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP, VMTP and RVMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP, VMTP and RVMTP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP, VMTP and RVMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP, VMTP and RVMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP, VMTP and RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP, VMTP and RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP, VMTP and RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP, VMTP and RVMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization
BFZ	$762,276	$—
BTT	2,436,505	15,764
BNY	813,515	9,682

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders and Preferred Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BFZ	02/01/22	02/15/22	03/01/22	$0.043000
	03/01/22	03/15/22	04/01/22	0.043000
BTT	02/01/22	02/15/22	03/01/22	0.062400
	03/01/22	03/15/22	04/01/22	0.062400
BNY.	02/01/22	02/15/22	03/01/22	0.056500
	03/01/22	03/15/22	04/01/22	0.046500

The Trusts declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)
Trust Name	Shares	Series	Declared
BFZ	VMTP	W-7	$ 119,253
BTT	RVMTP	W-7	386,362
BNY	VRDP	W-7	138,654

(a) Dividends declared for period February 1, 2022 to February 28, 2022.

54	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since July 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

A D D I T I O N A L I N F O R M A T I O N	55

Additional Information (continued)

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.

New York, NY 10036

56	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional information  (continued)

Trust and Service Providers (continued)

VRDP Remarketing Agent	Legal Counsel
BofA Securities, Inc.	Willkie Farr & Gallagher LLP
New York, NY 10036	New York, NY 10019

VRDP Tender and Paying Agent, VMTP Redemption and Paying Agent and RVMTPTender and Paying Agent	Address of the Trusts
100 Bellevue Parkway
The Bank of New York Mellon	Wilmington, DE 19809
New York, NY 10286

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

A D D I T I O N A L I N F O R M A T I O N	57

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development

Section 8

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAP	Subject to Appropriations

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

58	2 0 2 2 B L A C KR O C K S E M I-A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-01/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

2

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal 2030 Target Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal 2030 Target Term Trust

Date: March 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal 2030 Target Term Trust

Date: March 23, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Municipal 2030 Target Term Trust

Date: March 23, 2022

4